     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2006

                                                       REGISTRATION NO. 33-00628
                                                                        811-4424
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 40                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 42                                           [X]


                        VAN KAMPEN LIFE INVESTMENT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (212) 762-5260
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             AMY R. DOBERMAN, ESQ.
                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS INC.
                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:


                            CHARLES B. TAYLOR, ESQ.

                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 28, 2006 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Comstock
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006

                                         CLASS I SHARES

                                         (Shares offered prior to
                                         April 28, 2000 have been
                                         designated Class I Shares)

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Comstock Portfolio's investment
                                        objective is to seek capital growth
                                        and income through investments in
                                        equity securities, including common
                                        stocks, preferred stocks and
                                        securities convertible into common and
                                        preferred stocks.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the Portfolio's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                             Van Kampen Life Investment Trust Comstock Portfolio

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a value style of investing in equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the six calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2000                                                                             29.79
2001                                                                             -2.46
2002                                                                            -19.25
2003                                                                             30.99
2004                                                                             17.76
2005                                                                              4.37


The Portfolio's return for the three-month period ended March 31, 2006 for Class I Shares was 2.96%. As a result of market activity, current performance may vary from the figures shown.



During the six-year period shown in the bar chart, the highest quarterly return for Class I Shares was 18.10% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class I Shares was -18.97% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with three broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500 Index*, the Standard & Poor's Barra Value Index** and the Russell 1000 Value Index***. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


Van Kampen Life Investment Trust Comstock Portfolio

Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                PAST     PAST       SINCE
    DECEMBER 31, 2005           1 YEAR   5 YEARS   INCEPTION
------------------------------------------------------------
    Van Kampen Comstock
    Portfolio --
    Class I Shares               4.37%    4.86%      6.84%(1)
.................................................................
    Standard & Poor's 500
    Index*                       4.91%    0.55%      0.54%(1)
.................................................................
    Standard & Poor's Barra
    Value Index**                6.33%    2.54%      2.95%(1)
.................................................................
    Russell 1000 Value
    Index***                     7.05%    5.28%      4.48%(1)
.................................................................


Return information is provided since: (1) 4/30/99

  * The Standard & Poor's 500 Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.


 ** The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the Standard & Poor's 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value. The Standard & Poor's Barra Value Index is expected to cease operations during 2006 and thus will not be shown in future prospectuses of the Portfolio. The Portfolio's investment adviser believes the Russell 1000 Value Index is an appropriate broad-based benchmark for the Portfolio to replace the Standard & Poor's Barra Value Index.



*** Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees                                   0.56%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses                                    0.03%
............................................................
Total annual portfolio operating expenses         0.59%
............................................................


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $60       $189       $329       $738
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

                             Van Kampen Life Investment Trust Comstock Portfolio

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Comstock Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated; if the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent

Van Kampen Life Investment Trust Comstock Portfolio the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio invests principally in common stocks, and also may invest in other equity securities including preferred stocks and securities convertible into common and preferred stocks.


COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                             Van Kampen Life Investment Trust Comstock Portfolio

Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the

Van Kampen Life Investment Trust Comstock Portfolio desired balance, or it could maintain the hedged position.

The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 10% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements (collectively, "temporary investments"). Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and

                             Van Kampen Life Investment Trust Comstock Portfolio
interest payments than in the case of higher rated securities.



The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.56% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated


Van Kampen Life Investment Trust Comstock Portfolio persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt, each a Managing Director of the Adviser.



Mr. Baker has been associated with the Adviser in an investment management capacity since 1991 and joined the team managing the Portfolio in 1999. Mr. Leder has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in 1999. Mr. Holt has been associated with the Adviser in an investment management capacity since 1999 and joined the team managing the Portfolio in 1999.



Mr. Baker is the lead manager of the Portfolio and Messrs. Leder and Holt are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company

                             Van Kampen Life Investment Trust Comstock Portfolio
may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.


Van Kampen Life Investment Trust Comstock Portfolio

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio's portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action

                             Van Kampen Life Investment Trust Comstock Portfolio
promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Van Kampen Life Investment Trust Comstock Portfolio

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                             Van Kampen Life Investment Trust Comstock Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                            YEAR ENDED DECEMBER 31,
COMSTOCK PORTFOLIO -- CLASS I SHARES                       2005         2004         2003          2002         2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............      $13.73       $11.78       $  9.10       $11.42       $11.75
                                                          ------       ------       -------       ------       ------
  Net Investment Income.............................         .26(a)       .17           .13          .10          .09
  Net Realized and Unrealized Gain/Loss.............         .31         1.90          2.66        (2.25)        (.38)
                                                          ------       ------       -------       ------       ------
Total from Investment Operations....................         .57         2.07          2.79        (2.15)        (.29)
                                                          ------       ------       -------       ------       ------

Less:
Distributions from Net Investment Income............         .16          .12           .11          .08          -0-
Distributions from Net Realized Gain................         .45          -0-           -0-          .09          .04
                                                          ------       ------       -------       ------       ------
Total Distributions.................................         .61          .12           .11          .17          .04
                                                          ------       ------       -------       ------       ------
NET ASSET VALUE, END OF THE PERIOD..................      $13.69       $13.73       $ 11.78       $ 9.10       $11.42
                                                          ======       ======       =======       ======       ======

Total Return........................................       4.37%       17.76%        30.99%       -19.25%      -2.46%
Net Assets at End of the Period (In millions).......      $402.2       $332.1       $ 234.0       $128.0       $ 80.9
Ratio of Expenses to Average Net Assets (b).........        .59%         .61%          .65%         .69%         .81%
Ratio of Net Investment Income to Average Net
  Assets............................................       2.00%        1.70%         1.65%        1.57%        1.42%
Portfolio Turnover..................................         28%          31%           37%          51%          50%



(a) Based on average shares outstanding.



(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2005.


Van Kampen Life Investment Trust Comstock Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call
    800-421-2833

VAN KAMPEN LIFE INVESTMENT
TRUST -- COMSTOCK PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, Illinois 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment
Trust -- Comstock Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment
Trust -- Comstock Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Comstock Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Comstock Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Trust's reports or the Statement of Additional Information by calling 800.341.2929.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Comstock Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS I SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO COM I 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust
                                         Emerging Growth Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006

                                         CLASS I SHARES

                                         (Shares offered prior to
                                         April 28, 2000 have been
                                         designated Class I Shares)

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Emerging Growth Portfolio's
                                        investment objective is to seek
                                        capital appreciation. The Portfolio's
                                        investment adviser seeks to achieve
                                        the Portfolio's investment objective
                                        by investing primarily in a portfolio
                                        of common stocks of companies
                                        considered by the Portfolio's
                                        investment adviser to be emerging
                                        growth companies.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment
  Strategies and Risks......................................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  14
Frequent Purchases and Redemptions of Portfolio Shares......  14
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolio's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies. The Portfolio's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline.



The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its assets in equity real estate investment trusts ("REITS"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Portfolio may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks. The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF EMERGING GROWTH COMPANIES. Companies that the Portfolio's investment adviser believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people, or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial

                      Van Kampen Life Investment Trust Emerging Growth Portfolio reporting, differences in securities regulation and trading and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long-term


- Do not seek current income from their investment


- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks of emerging growth companies

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.


Van Kampen Life Investment Trust Emerging Growth Portfolio

Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             16.65
1997                                                                             20.42
1998                                                                             37.56
1999                                                                            104.38
2000                                                                            -10.15
2001                                                                            -31.49
2002                                                                            -32.48
2003                                                                             27.34
2004                                                                              7.03
2005                                                                              7.93


The Portfolio's return for the three-month period ended March 31, 2006 for Class I Shares was 4.28%. As a result of market activity, current performance may vary from the figures shown.



During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 60.58% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class I Shares was -24.75% (for the quarter ended December 31, 2000).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000 Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST       PAST        PAST
    DECEMBER 31, 2005  1 YEAR     5 YEARS    10 YEARS
---------------------------------------------------------
    Van Kampen
    Emerging Growth
    Portfolio --
    Class I Shares      7.93%      -7.41%     9.21%
..........................................................
    Russell 1000
    Growth Index*       5.26%      -3.58%     6.73%
..........................................................


* The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies (the 1000 largest U.S. companies) with higher price-to-book ratios and higher forecasted growth values.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees                                   0.70%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses                                    0.07%
............................................................
Total annual portfolio operating expenses         0.77%
............................................................


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a

                      Van Kampen Life Investment Trust Emerging Growth Portfolio

5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $79       $246       $428       $954
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Emerging Growth Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolio's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investments in such companies may offer greater opportunities for growth of capital, but also may involve certain special risks. Emerging growth


Van Kampen Life Investment Trust Emerging Growth Portfolio companies often have accelerating or higher than average rates of earnings growth, or new or limited products, markets, services, distribution channels or financial resources, or they may be dependent upon one or a few key people for management, or the companies have other special circumstances. The securities of such companies may be subject to more abrupt or erratic market movements than the market averages in general.


The Portfolio's primary investment approach is to seek what the Portfolio's investment adviser believes to be attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio's investment adviser expects that many of the companies in which the Portfolio invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher price to earnings ratios than average and rates of earnings growth may be volatile.


The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in securities involving special circumstances, such as initial public offerings, companies with new or rejuvenated management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or other unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in smaller or unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. The Portfolio's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Portfolio's assets, the Portfolio's investment adviser may sell a portion of the position held.

The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio invests primarily in common stocks, and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase equity securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant


                      Van Kampen Life Investment Trust Emerging Growth Portfolio or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Portfolio may invest up to 10% of its assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investment in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of

Van Kampen Life Investment Trust Emerging Growth Portfolio exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.



In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested in equity securities. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.


The Portfolio can engage in options transactions on securities (or index options or index futures contract options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the

                      Van Kampen Life Investment Trust Emerging Growth Portfolio put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transactions and the liquidity of the transactions.


The Portfolio may use futures contracts in many ways. For example, if the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates

Van Kampen Life Investment Trust Emerging Growth Portfolio of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.70%
...................................................
    Next $500 million            0.65%
...................................................
    Over $1 billion              0.60%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.70% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report


                      Van Kampen Life Investment Trust Emerging Growth Portfolio issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and Matthew Hart, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.



Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and joined the team managing the Portfolio in 1995. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in 1997. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in 1995. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since July 2001 and joined the team managing the Portfolio in 2001. Prior to July 2001, Mr. Miller was a student at the University of Chicago Graduate School of Business.



Mr. Lewis is the lead manager of the Portfolio. All team members collaborate to manage the assets of the Portfolio and Mr. Lewis is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or

Van Kampen Life Investment Trust Emerging Growth Portfolio employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.



If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


                      Van Kampen Life Investment Trust Emerging Growth Portfolio

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions of
Portfolio Shares


 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Van Kampen Life Investment Trust Emerging Growth Portfolio

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual

                      Van Kampen Life Investment Trust Emerging Growth Portfolio report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Emerging Growth Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                                 YEAR ENDED DECEMBER 31,
EMERGING GROWTH PORTFOLIO -- CLASS I SHARES                     2005        2004        2003        2002         2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................      $26.02      $24.31      $19.09      $ 28.36      $ 41.44
                                                               ------      ------      ------      -------      -------
  Net Investment Income/Loss.............................         .03(a)      .06(a)     (.06)(a)     (.04)(a)      .08
  Net Realized and Unrealized Gain/Loss..................        2.03        1.65        5.28        (9.15)      (13.13)
                                                               ------      ------      ------      -------      -------
Total from Investment Operations.........................        2.06        1.71        5.22        (9.19)      (13.05)
Less Distributions from Net Investment Income............         .07         -0-         -0-          .08          .03
                                                               ------      ------      ------      -------      -------
NET ASSET VALUE, END OF THE PERIOD.......................      $28.01      $26.02      $24.31      $ 19.09      $ 28.36
                                                               ======      ======      ======      =======      =======

Total Return.............................................       7.93%       7.03%      27.34%      -32.48%      -31.49%
Net Assets at End of the Period (In millions)............      $204.0      $235.3      $263.5      $ 229.3      $ 398.4
Ratio of Expenses to Average Net Assets..................        .77%        .77%        .77%         .78%         .76%
Ratio of Net Investment Income/Loss to Average Net
  Assets.................................................        .13%        .23%       (.27%)       (.15%)        .26%
Portfolio Turnover.......................................         98%        174%        170%         234%         174%


(a) Based on average shares outstanding.

                      Van Kampen Life Investment Trust Emerging Growth Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
   - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST -
EMERGING GROWTH PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust -
Emerging Growth Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust -
Emerging Growth Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Emerging Growth Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Emerging Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Trust's reports or the Statement of Additional Information by calling 800.341.2929.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Emerging Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS I SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                             LIT PRO EM I 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Enterprise
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006

                                         CLASS I SHARES

                                         (Shares offered prior to
                                         April 28, 2000 have been
                                         designated Class I Shares)

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Enterprise Portfolio's investment
                                        objective is to seek capital
                                        appreciation through investments in
                                        securities believed by the Portfolio's
                                        investment adviser to have above
                                        average potential for capital
                                        appreciation.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   5
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing principally in common stocks which are believed by the Portfolio's investment adviser to have above-average potential for capital appreciation. The Portfolio invests primarily in common stocks of growth companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital appreciation potential of such securities materially change. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions) for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth common stocks may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile and may fall more than stock prices of larger companies.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation, and trading and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio

                           Van Kampen Life Investment Trust Enterprise Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             24.79
1997                                                                             30.66
1998                                                                             25.00
1999                                                                             25.85
2000                                                                            -14.64
2001                                                                            -20.42
2002                                                                            -29.33
2003                                                                             25.88
2004                                                                              4.05
2005                                                                              8.15


The Portfolio's return for the three-month period ended March 31, 2006 for Class I Shares was 4.33%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 24.94% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class I Shares was -20.95% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000 Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED          PAST     PAST     PAST 10
    DECEMBER 31, 2005     1 YEAR   5 YEARS    YEARS
--------------------------------------------------------
    Van Kampen
    Enterprise Portfolio
    -- Class I Shares      8.15%   -4.44%     5.72%
.........................................................
    Russell 1000
    Growth Index*          5.26%   -3.58%     6.73%
.........................................................



* The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.


Van Kampen Life Investment Trust Enterprise Portfolio

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees(1)                                0.50%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses(1)                                 0.18%
............................................................
Total annual portfolio operating expenses(1)      0.68%
............................................................



(1) The Portfolio's investment adviser is currently voluntarily waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total annual portfolio operating expenses paid for the Portfolio's fiscal year ended December 31, 2005 were 0.60%. The fee waivers or expense reimbursements can be terminated at any time.


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $69       $218       $379       $847
...................................................................


The annual Portfolio operating expenses do not include sales charges or other expenses at the contract level. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios including this Enterprise Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income

                           Van Kampen Life Investment Trust Enterprise Portfolio
received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing principally in common stocks that it believes have above-average potential for capital appreciation. The Portfolio's investment adviser will seek to identify companies with unusually attractive growth opportunities at reasonable valuations. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. In an effort to reduce the overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries.

The Portfolio will invest primarily in common stocks of companies that the Portfolio's investment adviser considers to be growth companies, including companies with new products, services or processes. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in growth stocks will vary and at times may be lower or higher than that of other types of stock funds. The market value of growth stocks may be more volatile than other types of investments. The investment adviser will consider a stock attractive when the investment adviser believes that earnings growth expectations are not appropriately reflected in the current stock price or when a growth stock trades at a valuation below what the investment adviser considers to be its intrinsic value. The Portfolio's investment adviser seeks to identify industries and companies with superior fundamentals by evaluating, among other things, valuation, future earnings prospects and recent stock price momentum through the use of the investment adviser's proprietary computer models. The investment adviser further seeks to validate the relative attractiveness of stocks with research conducted by its team of analysts and portfolio managers.

The Portfolio may invest in companies that have projected earnings in excess of the average for their sector or industry as a result of, among other things, revenue growth from new product innovation, margin improvements from new operational efficiencies and/or cost reductions from new technology. The Portfolio may also invest in companies within the growth universe that trade below what the investment adviser considers to be their long-term intrinsic value where a catalyst has been identified to dispel short-term concerns or reverse declining earnings. In each case, the Portfolio's investment adviser believes such companies have prospects that are favorable for above-average capital appreciation.

The Portfolio generally invests in equity securities of large companies. However, the Portfolio may invest in companies in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, certain factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by

Van Kampen Life Investment Trust Enterprise Portfolio individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio invests principally in common stocks and also may invest in preferred stocks, convertible securities and warrants.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.



                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS


The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise

                           Van Kampen Life Investment Trust Enterprise Portfolio
could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Among the various futures contracts in which the Portfolio may engage are interest rate futures contracts and index futures contracts. Although the Portfolio's investment adviser seeks to use these strategic transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

Van Kampen Life Investment Trust Enterprise Portfolio

The Portfolio can engage in options transactions on securities, indices or on futures contracts (including options on index futures contracts) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements (collectively, "temporary investments"). Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

                           Van Kampen Life Investment Trust Enterprise Portfolio

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.



The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.50% (before voluntary fee waivers; 0.42% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of


Van Kampen Life Investment Trust Enterprise Portfolio reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Systematic Active Equity team. The Systematic Active Equity team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sandip Bhagat and Feng Chang, each a Managing Director of the Adviser, and Kevin Jung, Leah Modigliani and Hooman Yaghoobi, each an Executive Director of the Adviser.



Mr. Bhagat has been associated with the Adviser in an investment management capacity since July 2004 and joined the team managing the Portfolio in November 2004. Prior to July 2004, Mr. Bhagat was President and Chief Investment Officer of Travelers Investment Management Company, a subsidiary of Citigroup. Mr. Chang has been associated with the Adviser in an investment management capacity since August 2004 and joined the team managing the Portfolio in November 2004. Prior to August 2004, Mr. Chang was the Head of Research at Citigroup. Mr. Jung has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in November 2004. Ms. Modigliani has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in November 2004. Mr. Yaghoobi has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in November 2004.



Messrs. Bhagat and Chang are the lead portfolio managers of the Portfolio. Ms. Modigliani and Messrs. Jung and Yaghoobi are the co-portfolio managers of the Portfolio. Members of the team collaborate to manage the assets of the Portfolio. Messrs. Bhagat and Chang are responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares.

                           Van Kampen Life Investment Trust Enterprise Portfolio

Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally


Van Kampen Life Investment Trust Enterprise Portfolio completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.



If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

                           Van Kampen Life Investment Trust Enterprise Portfolio

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code

Van Kampen Life Investment Trust Enterprise Portfolio

Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                           Van Kampen Life Investment Trust Enterprise Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contact level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                               YEAR ENDED DECEMBER 31,
ENTERPRISE PORTFOLIO -- CLASS I SHARES                         2005        2004        2003         2002         2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................      $13.60      $13.12      $ 10.48      $ 14.89      $ 20.27
                                                              ------      ------      -------      -------      -------
  Net Investment Income.................................         .06         .10          .05          .06          .06
  Net Realized and Unrealized Gain/Loss.................        1.04         .43         2.65        (4.41)       (4.20)
                                                              ------      ------      -------      -------      -------

Total from Investment Operations........................        1.10         .53         2.70        (4.35)       (4.14)
                                                              ------      ------      -------      -------      -------

Less:
  Distributions from Net Investment Income..............         .10         .05          .06          .06          .03
  Distributions from Net Realized Gain..................         -0-         -0-          -0-          -0-         1.21
                                                              ------      ------      -------      -------      -------

Total Distributions.....................................         .10         .05          .06          .06         1.24
                                                              ------      ------      -------      -------      -------

NET ASSET VALUE, END OF THE PERIOD......................      $14.60      $13.60      $ 13.12      $ 10.48      $ 14.89
                                                              ======      ======      =======      =======      =======

Total Return *..........................................       8.15%       4.05%       25.88%      -29.33%      -20.42%
Net Assets at End of the Period (In millions)...........      $112.9      $126.7      $ 140.0      $ 121.3      $ 150.7
Ratio of Expenses to Average Net Assets *...............        .60%        .60%         .60%         .60%         .60%
Ratio of Net Investment Income to Average
  Net Assets *..........................................        .41%        .68%         .40%         .45%         .37%
Portfolio Turnover                                               43%        155%         145%          97%          89%
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................        .68%        .63%         .64%         .67%         .62%
Ratio of Net Investment Income to Average Net Assets....        .33%        .65%         .36%         .38%         .35%





Van Kampen Life Investment Trust Enterprise Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
   - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
ENTERPRISE PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Enterprise Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Enterprise Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Enterprise Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Enterprise Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Enterprise Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS I SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO ENT I 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Government
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006

                                         CLASS I SHARES

                                         (Shares offered prior to
                                         April 28, 2000 have been
                                         designated Class I Shares)

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Government Portfolio's investment
                                        objective is to seek to provide
                                        investors with high current return
                                        consistent with preservation of
                                        capital. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        government, its agencies or
                                        instrumentalities, including
                                        mortgage-related securities issued or
                                        guaranteed by agencies or
                                        instrumentalities of the U.S.
                                        government.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   6
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   6
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  16
Frequent Purchases and Redemptions of Portfolio Shares......  16
Dividends, Distributions and Taxes..........................  16
Disclosure of Portfolio Holdings............................  18
Financial Highlights........................................  19


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Portfolio's investment adviser regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. (See "Investment Objective, Principal Investment Strategies and Risks" for an explanation of maturities and durations.) The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore may subject the Portfolio to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable,

                           Van Kampen Life Investment Trust Government Portfolio
variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.


EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest-rate related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital

- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

Van Kampen Life Investment Trust Government Portfolio

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                              2.12
1997                                                                              9.61
1998                                                                              8.59
1999                                                                             -3.36
2000                                                                             12.40
2001                                                                              6.92
2002                                                                              9.61
2003                                                                              1.75
2004                                                                              4.17
2005                                                                              3.54


The Portfolio's return for the three-month period ended March 31, 2006 for Class I Shares was -0.77%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 5.57% (for the quarter ended September 30, 1998) and the lowest quarterly return for Class I Shares was -2.23% (for the quarter ended March 31, 1996).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers U.S. Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST     PAST       PAST
    DECEMBER 31, 2005  1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------
    Van Kampen
    Government
    Portfolio --
    Class I Shares     3.54%     5.16%     5.44%
.......................................................
    Lehman Brothers
    U.S. Government/
    Mortgage Index*    2.63%     5.40%     6.02%
.......................................................



* The Lehman Brothers U.S. Government/Mortgage Index is a broad-based, unmanaged index comprised of U.S. government treasury securities and agency mortgage-backed securities.



The current yield for the thirty-day period ended December 31, 2005 is 4.10% for Class I Shares. Investors can obtain the current yield of the Portfolio by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.


                           Van Kampen Life Investment Trust Government Portfolio

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees(1)                                0.50%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses(1)                                 0.14%
............................................................
Total annual portfolio operating expenses(1)      0.64%
............................................................



(1) The Portfolio's investment adviser is currently waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total portfolio operating expenses were 0.60% for Class I Shares for the fiscal year ended December 31, 2005. The fee waivers or expense reimbursements can be terminated at any time.


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $65       $205       $357       $798
...................................................................


The annual Portfolio operating expenses do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Government Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment objective is a fundamental policy and may not be

Van Kampen Life Investment Trust Government Portfolio changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated. If the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should reconsider whether the Portfolio remains an appropriate investment in light of the changes. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in certain government-related securities, asset-backed securities and/or commercial paper. The government-related securities in which the Portfolio may invest include privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government and privately issued certificates representing "stripped" U.S. government or mortgage-related securities. The asset-backed securities in which the Portfolio may invest must be rated at the time of purchase in the highest investment grade (currently Aaa) by Moody's Investors Service, Inc. ("Moody's"), AAA by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The commercial paper in which the Portfolio may invest must be rated at the time of purchase in the highest investment grade (currently P1 by Moody's, A1 by S&P or an equivalent rating by another NRSRO).



While securities purchased for the Portfolio may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.


The prices of debt securities generally vary inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                           Van Kampen Life Investment Trust Government Portfolio

                                 UNDERSTANDING
                                   MATURITIES

   A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                  TERM       MATURITY LEVEL
---------------------------------------------------
             1-3 years       Short
....................................................
            4-10 years       Intermediate
....................................................
    More than 10 years       Long
....................................................

                                 UNDERSTANDING
                                    DURATION

   Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

The Portfolio may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Portfolio's net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on futures contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such instruments. See "Interest Rate Transactions" and "Strategic Transactions."

The Portfolio also may purchase or sell securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.

The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes."

                           U.S. GOVERNMENT SECURITIES

Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

Van Kampen Life Investment Trust Government Portfolio

Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls "mortgage-related securities."

Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a borrower is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of

                           Van Kampen Life Investment Trust Government Portfolio
the U.S. government are treated by the Portfolio as U.S. government securities.


  GOVERNMENT-RELATED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL PAPER



The Portfolio may invest up to 20% of its assets in certain government-related securities, asset-backed securities and/or commercial paper.



GOVERNMENT-RELATED SECURITIES. The Portfolio may invest in certain government-related securities, including privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued CMOs and REMICs) (collectively, "Private Pass-Throughs") and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.



The Portfolio may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest investment grades (currently Aa or higher by Moody's, AA or higher by S&P or an equivalent rating by another NRSRO) or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.



The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. See "Tax Status" in the Statement of Additional Information.


Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to

Van Kampen Life Investment Trust Government Portfolio that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.


ASSET-BACKED SECURITIES. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.



Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.



COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.



                               OTHER OBLIGATIONS



In connection with the Portfolio's preceding investments, the Portfolio may invest in inverse floating rate obligations, interest rate transactions and when-issued or delayed delivery transactions.


INVERSE FLOATING RATE OBLIGATIONS. The Portfolio may invest in inverse floating rate obligations. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The extent of the increases and decreases in the value of such obligations generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. A more detailed description of inverse floating rate obligations in which the Portfolio may invest is included in the Portfolio's Statement of Additional Information.


INTEREST RATE TRANSACTIONS. The Portfolio may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Portfolio's Statement of Additional Information.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by


                           Van Kampen Life Investment Trust Government Portfolio
taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.


                             STRATEGIC TRANSACTIONS



The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transactions and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risk of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and

Van Kampen Life Investment Trust Government Portfolio involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.



The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.



The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.50% (before voluntary fee waivers; 0.46% after voluntary fee waivers) of the


                           Van Kampen Life Investment Trust Government Portfolio

Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Scott F. Richard, a Managing Director of the Adviser, and Jaidip Singh and Michael Luo, each an Executive Director of the Adviser.



Mr. Richard has been associated with the Adviser in an investment management capacity since 1992 and joined the team managing the Portfolio in 2003. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Portfolio in 2003. Mr. Luo has been associated with the Adviser in an investment management capacity since 1998 and joined the team managing the Portfolio in 2004.



Mr. Richard is the lead manager of the Portfolio. Each member is responsible for specific sectors and for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's

Van Kampen Life Investment Trust Government Portfolio

Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.





                           Van Kampen Life Investment Trust Government Portfolio

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash.


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolio are sold exclusively to certain insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Interest from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment

Van Kampen Life Investment Trust Government Portfolio company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been

                           Van Kampen Life Investment Trust Government Portfolio
reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Government Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                            YEAR ENDED DECEMBER 31,
GOVERNMENT PORTFOLIO--CLASS I SHARES                              2005     2004     2003      2002       2001
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $9.48    $9.55    $9.82     $9.39     $ 9.30
                                                                  -----    -----    -----     -----     ------
  Net Investment Income(a)..................................        .35      .31      .28       .29        .47
  Net Realized and Unrealized Gain/Loss.....................       (.03)     .08     (.11)      .57        .15
                                                                  -----    -----    -----     -----     ------
Total from Investment Operations............................        .32      .39      .17       .86        .62
Less Distributions from Net Investment Income...............        .38      .46      .44       .43        .53
                                                                  -----    -----    -----     -----     ------
NET ASSET VALUE, END OF THE PERIOD..........................      $9.42    $9.48    $9.55     $9.82     $ 9.39
                                                                  =====    =====    =====     =====     ======

Total Return *..............................................      3.54%    4.17%    1.75%     9.61%      6.92%
Net Assets at End of the Period (In millions)...............      $63.1    $71.2    $75.1     $89.8     $ 60.1
Ratio of Expenses to Average Net Assets *...................       .60%     .60%     .60%      .60%       .60%
Ratio of Net Investment Income to Average
  Net Assets *..............................................      3.78%    3.26%    2.96%     3.10%      5.09%
Portfolio Turnover..........................................       261%     409%     511%(b)    87%        82%
*  If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................       .64%     .65%     .63%      .68%       .71%
Ratio of Net Investment Income to Average Net Assets........      3.75%    3.21%    2.93%     3.02%      4.99%



(a) Based on average shares outstanding.



(b) The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Portfolio's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.


                           Van Kampen Life Investment Trust Government Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST--GOVERNMENT PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust--Government Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust--Government Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Government Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS I SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                             LIT PRO GV I 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust
                                         Growth and Income
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006

                                         CLASS I SHARES

                                         (Shares offered prior to
                                         April 28, 2000 are
                                         designated Class I Shares)

     (VAN KAMPEN INVESTMENTS SHINE LOGO)


                                        The Growth and Income Portfolio's
                                        investment objective is to seek
                                        long-term growth of capital and
                                        income. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in
                                        income-producing equity securities,
                                        including common stocks and
                                        convertible securities (although
                                        investments are also made in
                                        non-convertible preferred stocks and
                                        debt securities).


                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  12
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities). In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization (or large cap) companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 15% of its assets in equity real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

Investors who need a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Portfolio seeks to generate income and that long-term growth of capital is only a part of the Portfolio's overall investment objective.

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Portfolio's investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation, and trading and foreign taxation issues. The Portfolio also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUST ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to


                    Van Kampen Life Investment Trust Growth and Income Portfolio more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the nine calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             23.90
1998                                                                             19.61
1999                                                                             12.99
2000                                                                             19.34
2001                                                                             -5.81
2002                                                                            -14.50
2003                                                                             28.03
2004                                                                             14.38
2005                                                                              9.99


The Portfolio's return for the three-month period ended March 31, 2006 for Class I Shares was 2.97%. As a result of market activity, current performance may vary from the figures shown.



During the nine-year period shown in the bar chart, the highest quarterly return for Class I Shares was 16.19% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class I Shares was -17.95% (for the quarter ended September 30, 2002).


Van Kampen Life Investment Trust Growth and Income Portfolio

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with three broad-based market indices: Russell 1000 Value Index *, Standard & Poor's 500 Index** and Russell 1000 Index***. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.



Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED              PAST     PAST       SINCE
    DECEMBER 31, 2005         1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------
    Van Kampen Growth and
    Income Portfolio --
    Class I Shares             9.99%    5.34%     11.10%(1)
...............................................................
    Russell 1000 Value
    Index*                     7.05%    5.28%      9.81%(2)
...............................................................
    Standard & Poor's 500
    Index**                    4.91%    0.55%      7.63%(2)
...............................................................
    Russell 1000 Index***      6.27%    1.07%      7.91%(2)
...............................................................


Return information is provided since: (1) 12/23/96, (2) 12/31/96.


  * The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


 ** The Standard & Poor's 500 Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation. Based on the Portfolio's asset composition, the Portfolio's investment adviser believes the Russell 1000 Value Index is a more appropriate broad-based benchmark for the Portfolio than the Standard & Poor's 500 Index. Accordingly, the Standard & Poor's 500 Index will not be shown in future prospectuses of the Portfolio.



*** The Russell 1000 Index is an unmanaged index that measures the general performance of the 1,000 largest U.S. companies based on total market capitalization. Based on the Portfolio's asset composition, the Portfolio's investment adviser believes the Russell 1000 Value Index is a more appropriate broad-based benchmark for the Portfolio than the Russell 1000 Index. Accordingly, the Russell 1000 Index will not be shown in future prospectuses of the Portfolio.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees                                   0.57%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses                                    0.04%
............................................................
Total annual portfolio operating expenses         0.61%
............................................................


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $62       $195       $340       $762
...................................................................


The annual Portfolio operating expenses do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Growth and Income Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies that it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market

Van Kampen Life Investment Trust Growth and Income Portfolio performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

While the Portfolio invests primarily in income-producing equity securities, the Portfolio also may invest in non-convertible adjustable or fixed rate preferred stock and debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 15% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



DEBT SECURITIES. The Portfolio also may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as


                    Van Kampen Life Investment Trust Growth and Income Portfolio interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.



REITS. The Portfolio may invest up to 15% of its assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investment in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign


Van Kampen Life Investment Trust Growth and Income Portfolio brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio

                    Van Kampen Life Investment Trust Growth and Income Portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.



The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for long-term capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned


Van Kampen Life Investment Trust Growth and Income Portfolio subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.57% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Equity Income team. The Equity Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan, a Managing Director of the Adviser, James O. Roeder and Thomas B. Bastian, each an Executive Director of the Adviser, and Sergio Marcheli and Vincent E. Vizachero, each a Vice President of the Adviser.



Mr. Gilligan has been associated with the Adviser in an investment management capacity since 1985 and joined the team managing the Portfolio in 1996. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and joined the team managing the Portfolio in 1999. Mr. Bastian has been associated with the Adviser in an investment management capacity since March 2003 and joined the team managing the Portfolio in November 2003. Prior to March 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr. Marcheli was associated with the Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Adviser in an investment management capacity and joined the team managing the Portfolio in November 2003. Mr. Vizachero has been associated with the Adviser in an investment management capacity since July 2001 and joined the team managing the Portfolio in August 2002. Prior to July 2001, Mr. Vizachero was an analyst at Fidelity Investments.


                    Van Kampen Life Investment Trust Growth and Income Portfolio

Mr. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed. Mr. Marcheli also manages the cash position in the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might


Van Kampen Life Investment Trust Growth and Income Portfolio be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.



If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash. Certain types of

                    Van Kampen Life Investment Trust Growth and Income Portfolio portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolio are sold exclusively to certain insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements

Van Kampen Life Investment Trust Growth and Income Portfolio for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code
Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some portion of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares, and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                             YEAR ENDED DECEMBER 31,
GROWTH AND INCOME PORTFOLIO -- CLASS I SHARES                    2005      2004       2003       2002       2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................    $19.32    $17.06     $ 13.47    $15.90     $17.01
                                                                ------    ------     -------    ------     ------

  Net Investment Income.....................................       .28(a)    .24(a)      .22(a)    .15        .22(a)
  Net Realized and Unrealized Gain/Loss.....................      1.59      2.19        3.51     (2.43)     (1.21)
                                                                ------    ------     -------    ------     ------

Total from Investment Operations............................      1.87      2.43        3.73     (2.28)      (.99)
                                                                ------    ------     -------    ------     ------

Less:
  Distributions from Net Investment Income..................       .22       .17         .14       .15        .01
  Distributions from Net Realized Gain......................       .48       -0-         -0-       -0-        .11
                                                                ------    ------     -------    ------     ------

Total Distributions.........................................       .70       .17         .14       .15        .12
                                                                ------    ------     -------    ------     ------

NET ASSET VALUE, END OF THE PERIOD..........................    $20.49    $19.32     $ 17.06    $13.47     $15.90
                                                                ======    ======     =======    ======     ======

Total Return................................................     9.99%    14.38%      28.03%    -14.50%    -5.81%
Net Assets at End of the Period (In millions)...............    $312.4    $312.1     $ 280.3    $186.7     $143.4
Ratio of Expenses to Average Net Assets.....................      .61%      .62%        .66%      .71%       .75%
Ratio of Net Investment Income to Average Net Assets........     1.44%     1.39%       1.50%     1.29%      1.40%
Portfolio Turnover..........................................       42%       48%         57%       68%       103%



(a) Based on average shares outstanding.


Van Kampen Life Investment Trust Growth and Income Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
GROWTH AND INCOME PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Growth and Income Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Growth and Income Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS I SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                             LIT PRO GI I 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust
                                         Money Market Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006

                                         CLASS I SHARES

                                         (Shares offered prior to
                                         April 28, 2000 have been
                                         designated Class I Shares)

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Money Market Portfolio's
                                        investment objective is to seek
                                        protection of capital and high current
                                        income through investments in money
                                        market instruments.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   4
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   5
Investment Advisory Services................................   7
Purchase of Shares..........................................   8
Redemption of Shares........................................   9
Frequent Purchases and Redemptions of Portfolio Shares......   9
Dividends, Distributions and Taxes..........................   9
Disclosure of Portfolio Holdings............................  11
Financial Highlights........................................  12


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments.

                        PRINCIPAL INVESTMENT STRATEGIES

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less.

The Portfolio buys and sells securities with a view towards seeking high current income from these short-term investments to the extent consistent with protection of capital. The Portfolio's investment adviser seeks those securities that it believes entail reasonable risk considered in relation to the Portfolio's investment policies. The Portfolio's investment adviser may sell such securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio. The Portfolio's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks. An investment in the Portfolio is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Portfolio because it invests in high-quality money market instruments, an investment in the Portfolio is not risk free. The Portfolio is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline and adversely affect the Portfolio's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Portfolio because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.

                         Van Kampen Life Investment Trust Money Market Portfolio

Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             4.89
1997                                                                             5.06
1998                                                                             5.02
1999                                                                             4.63
2000                                                                             5.93
2001                                                                             3.68
2002                                                                             1.22
2003                                                                             0.57
2004                                                                             0.80
2005                                                                             2.68


The Portfolio's return for the three-month period ended March 31, 2006 for Class I Shares was 0.96%. As a result of recent market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 1.57% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class I Shares was 0.12% (for the quarter ended June 30, 2004).
                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows the Portfolio's average annual total returns for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST     PAST       PAST
    DECEMBER 31, 2005          1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
    Van Kampen
    Money Market Portfolio --
    Class I Shares             2.68%     1.78%     3.43%
...............................................................


Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees(1)                                0.45%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses(1)                                 0.20%
............................................................
Total annual portfolio operating expenses(1)      0.65%
............................................................



(1) The Portfolio's investment adviser is currently waiving or reimbursing all or a portion of the Portfolio's management fee or other expenses such that the actual total portfolio operating expenses were 0.62% for Class I Shares of the Portfolio for the fiscal year ended December 31, 2005. The fee waivers or expense reimbursements can be terminated at any time.



Example:


The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

Van Kampen Life Investment Trust Money Market Portfolio

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $66       $208       $362       $810
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Money Market Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.

The Portfolio's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Portfolio's Board of Trustees and special rules for money market funds under the 1940 Act. These standards include requirements for maintaining high credit quality in the

                         Van Kampen Life Investment Trust Money Market Portfolio

Portfolio's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Portfolio's shares. In selecting securities for investment, the Portfolio's investment adviser focuses on identifying what it believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Portfolio's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Portfolio's portfolio. On an ongoing basis, the Portfolio's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Portfolio's existing and prospective investments. While the Portfolio generally intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio.

There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The Portfolio's dividend and yield are expected to fluctuate with changes in prevailing market interest rates and other factors.

The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar-denominated obligations:

U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the Portfolio's Statement of Additional Information.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks or broker-dealers to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would exceed 5% of the Portfolio's net assets.

Van Kampen Life Investment Trust Money Market Portfolio

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee calculated as the lesser of: (i) its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios (the "Money Market Pro Rata Amount") as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


or (ii) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio only (the "Money Market Only Amount") as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $250 million          0.450%
...................................................
    Next $500 million           0.375%
...................................................
    Next $500 million           0.325%
...................................................
    Next $250 million           0.300%
...................................................
    Next $250 million           0.275%
...................................................
    Next $500 million           0.250%
...................................................
    Next $500 million           0.225%
...................................................
    Next $12.25 billion         0.200%
...................................................
    Next $2.5 billion           0.199%
...................................................
    Next $7.5 billion           0.198%
...................................................
    Next $5 billion             0.197%
...................................................
    Over $30 billion            0.196%
...................................................


Applying these fee schedules, the Portfolio's effective advisory fee rate was 0.45% (before voluntary fee waivers; 0.42% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen

                         Van Kampen Life Investment Trust Money Market Portfolio

Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1221 Avenue of the Americas New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open


Van Kampen Life Investment Trust Money Market Portfolio for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

The Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Portfolio's Board of Trustees applicable to the other portfolios of the Trust are not applicable with respect to frequent purchases and redemptions of Portfolio shares.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts monthly. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does


                         Van Kampen Life Investment Trust Money Market Portfolio
not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Van Kampen Life Investment Trust Money Market Portfolio

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                         Van Kampen Life Investment Trust Money Market Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                               YEAR ENDED DECEMBER 31,
MONEY MARKET PORTFOLIO--CLASS I SHARES                               2005       2004     2003     2002     2001
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $1.00      $1.00    $1.00    $1.00    $1.00
                                                                     -----      -----    -----    -----    -----
  Net Investment Income.....................................           .03        .01      .01      .01      .04
  Less:
    Distributions from Net Investment Income................           .03        .01      .01      .01      .04
    Distributions from Net Realized Gain....................            --         --      -0-(a)    --       --
                                                                     -----      -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD..........................         $1.00      $1.00    $1.00    $1.00    $1.00
                                                                     =====      =====    =====    =====    =====

Total Return *..............................................         2.68%       .80%     .57%    1.22%    3.68%
Net Assets at End of the Period (In millions)...............         $20.7      $24.6    $30.3    $52.8    $48.4
Ratio of Expenses to Average Net Assets *...................          .62%       .60%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets *......         2.62%       .76%     .58%    1.21%    3.43%
*If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................          .65%       .71%     .69%     .71%     .84%
Ratio of Net Investment Income to Average Net Assets........         2.59%       .65%     .49%    1.10%    3.20%



(a) Amount is less than $.01 per share.


Van Kampen Life Investment Trust Money Market Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call
    800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
MONEY MARKET PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Money Market Portfolio

  A Statement of Additional Information, which contains more details about the Trust and the Money Market Portfolio, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Trust's reports or the Statement of Additional Information by calling 800.341.2929.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Money Market Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS I SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                             LIT PRO MM I 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Aggressive Growth
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006


                                         CLASS II SHARES

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Aggressive Growth Portfolio's
                                        investment objective is to seek
                                        capital growth. The Portfolio's
                                        investment adviser seeks to achieve
                                        the Portfolio's investment objective
                                        by investing primarily in common
                                        stocks and other equity securities of
                                        small- and medium-sized growth
                                        companies.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3

Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  13
Redemption of Shares........................................  14
Frequent Purchases and Redemptions of Portfolio Shares......  15
Dividends, Distributions and Taxes..........................  15
Disclosure of Portfolio Holdings............................  17
Financial Highlights........................................  18


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks or other equity securities of companies that the Portfolio's investment adviser believes have an above-average potential for capital growth. The Portfolio's investment adviser uses a bottom up stock selection process seeking attractive growth opportunities on an individual company basis. The Portfolio's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. The Portfolio's investment adviser generally sells securities when it believes earnings expectations or relative valuations have flattened or are declining. The Portfolio focuses primarily on equity securities of small- and medium-sized companies, although the Portfolio may invest in securities of larger-sized companies that the Portfolio's investment adviser believes have an above-average potential for capital growth. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its assets in equity real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments will vary and at times may be lower or higher than that of other types of investments.

The Portfolio emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies.

The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Portfolio's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign

                    Van Kampen Life Investment Trust Aggressive Growth Portfolio currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation, and trading and foreign taxation issues.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in small- and medium-sized companies in exchange for potentially higher capital growth

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in common stocks of small- and medium-sized growth companies

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the five calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.


Van Kampen Life Investment Trust Aggressive Growth Portfolio

Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -38.26
2002                                                                            -32.52
2003                                                                             38.69
2004                                                                             14.89
2005                                                                             11.11


The Portfolio's return for the three-month period ended March 31, 2006 for Class II Shares was 9.33%. As a result of market activity, current performance may vary from the figures shown.



During the five-year period shown in the bar chart, the highest quarterly return for Class II Shares was 18.63% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class II Shares was -27.87% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell Midcap Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE
    ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED
    DECEMBER 31,          PAST         PAST           SINCE
    2005                 1 YEAR       5 YEARS       INCEPTION
-------------------------------------------------------------
    Van Kampen
    Aggressive
    Growth
    Portfolio --
    Class II
    Shares               11.11%       -5.90%         -10.72%(1)
...................................................................
    Russell Midcap
    Growth Index*        12.10%        1.38%          -3.67%(2)
...................................................................


Return information is provided since: (1) 9/25/00, (2) 9/30/00.

* The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees(1)                                0.75%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 0.55%
............................................................
Total annual portfolio operating expenses(1)      1.55%
............................................................



(1) The Portfolio's investment adviser is currently waiving or reimbursing all or a portion of the Portfolio's management fees and/or other expenses such that the actual total portfolio operating expenses were 1.26% for Class II Shares for the fiscal year ended December 31, 2005. The fee waivers or expense reimbursements can be terminated at any time.


                    Van Kampen Life Investment Trust Aggressive Growth Portfolio

(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $158      $490       $845       $1,845
....................................................................


The annual Portfolio operating expenses do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life Investment Trust General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Aggressive Growth Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Portfolio's investment objective. The Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks or other equity securities that the Portfolio's investment adviser

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believes have an above-average potential for capital growth. In selecting securities for investment, the Portfolio focuses primarily on equity securities of small- and medium-sized companies, although the Portfolio may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Portfolio's investment adviser generally defines small- and medium-sized companies by reference to those companies up to the capitalization range of companies represented in the Russell Midcap Index (which consists of companies up to the capitalization range of approximately $22.6 billion as of March 31, 2006). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance.


The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. In selecting securities for investment, the Portfolio generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The companies and industries in which the Portfolio invests will change over time depending on the assessment of the Portfolio's investment adviser of growth opportunities. Although the Portfolio will limit its investments to 25% of its total assets in any single industry, a significant portion of the Portfolio's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Portfolio's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Portfolio invests a significant portion of its assets in a limited number of market sectors, the Portfolio will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Although the Portfolio may invest in companies of any size, the Portfolio focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Portfolio may invest a greater portion of its assets in the equity securities of larger-sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. The Portfolio's investment adviser generally sells securities when it believes earnings expectations or relative valuations

                    Van Kampen Life Investment Trust Aggressive Growth Portfolio have flattened or are declining. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



DEBT SECURITIES. The Portfolio also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Portfolio to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.


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REITS. The Portfolio may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investment in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S.
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                                        9
dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Portfolio may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions."

The Portfolio generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Portfolio's investments, protect the Portfolio's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Portfolio's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Portfolio can otherwise realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Portfolio to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Portfolio for investment purposes.



The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

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The Portfolio may purchase and sell securities on a when-issued and delayed delivery basis. The Portfolio accrues no income on such securities until the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. The Portfolio will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage.


The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.



The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser
(the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio

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                                        11
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securities. Under an investment advisory agreement between the Adviser and the
Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.75% (before voluntary fee waivers; 0.46% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and Matthew Hart, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.



Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and joined the team managing the Portfolio in 2000. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in 2000. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in 2000. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since 2001 and joined the team managing the Portfolio in July 2001. Prior to 2001, Mr. Miller was a student at the University of Chicago Graduate School of Business.



Mr. Lewis is the lead manager of the Portfolio. Members of the team collaborate to identify investments which fit the team's criteria. Mr. Lewis is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

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                                        12
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The composition of the team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL

The Portfolio offers one class of shares designated as Class II Shares.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

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                                        13

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.



If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Van Kampen Life Investment Trust Aggressive Growth Portfolio

Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------


Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.

Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for


                    Van Kampen Life Investment Trust Aggressive Growth Portfolio any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to

Van Kampen Life Investment Trust Aggressive Growth Portfolio the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.


                    Van Kampen Life Investment Trust Aggressive Growth Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                               YEAR ENDED DECEMBER 31,
AGGRESSIVE GROWTH PORTFOLIO --          ----------------------------------------------------------------------
CLASS II SHARES                          2005            2004             2003           2002           2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................         $  4.86         $  4.23         $   3.05       $   4.52       $   7.46
                                        -------         -------         --------       --------       --------
  Net Investment Loss..........            (.03)           (.03)(a)         (.03)(a)       (.02)          (.02)
  Net Realized and Unrealized
    Gain/Loss..................             .57             .66             1.21          (1.45)         (2.82)
                                        -------         -------         --------       --------       --------
Total from Investment
  Operations...................             .54             .63             1.18          (1.47)         (2.84)
Less Distributions from Net
  Investment Income............             -0-             -0-              -0-            -0-            .10
                                        -------         -------         --------       --------       --------
NET ASSET VALUE, END OF THE
  PERIOD.......................         $  5.40         $  4.86         $   4.23       $   3.05       $   4.52
                                        =======         =======         ========       ========       ========

Total Return * (b).............          11.11%          14.89%           38.69%        -32.52%        -38.26%
Net Assets at End of the Period
  (In millions)................         $  44.1         $  38.8         $    7.9       $    1.9       $    2.2
Ratio of Expenses to Average
  Net Assets * (c).............           1.26%           1.25%            1.26%          1.26%          1.27%
Ratio of Net Investment Loss to
  Average Net Assets *.........           (.59%)          (.65%)           (.79%)         (.76%)         (.59%)
Portfolio Turnover.............            157%            152%             182%           227%           303%

 * If certain expenses had not been voluntarily assumed by the Adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets(c)................           1.55%           1.63%            4.31%          6.97%          7.95%
Ratio of Net Investment Loss to
  Average Net Assets...........           (.88%)         (1.03%)          (3.84%)        (6.46%)        (7.27%)



(a) Based on average shares outstanding.



(b) These returns include combined Rule 12b-1 fees and services fees of up to .25%.


(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

Van Kampen Life Investment Trust Aggressive Growth Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
AGGRESSIVE GROWTH PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Aggressive Growth Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Aggressive Growth Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Aggressive Growth Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Aggressive Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Aggressive Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS II SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO AG II 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Comstock
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006


                                         CLASS II SHARES

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Comstock Portfolio's investment
                                        objective is to seek capital growth
                                        and income through investments in
                                        equity securities, including common
                                        stocks, preferred stocks and
                                        securities convertible into common and
                                        preferred stocks.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the Portfolio's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The Portfolio may also invest in issuers of developing or emerging market countries, which are subject to greater risks than investments of issuers in developed countries.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                             Van Kampen Life Investment Trust Comstock Portfolio

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a value style of investing in equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over five calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             -2.80
2002                                                                            -19.43
2003                                                                             30.77
2004                                                                             17.43
2005                                                                              4.11


The Portfolio's return for the three month period ended March 31, 2006 for Class II Shares was 2.94%. As a result of market activity, current performance may vary from the figures shown.



During the five-year period shown in the bar chart, the highest quarterly return for Class II Shares was 17.87% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class II Shares was -19.09% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with three broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500 Index*, the Standard & Poor's Barra Value Index** and the Russell 1000 Value


Van Kampen Life Investment Trust Comstock Portfolio

Index***. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.



Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS FOR THE
    PERIODS ENDED           PAST     PAST       SINCE
    DECEMBER 31, 2005      1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------
    Van Kampen Comstock
    Portfolio--
    Class II Shares         4.11%    4.60%      7.50%(1)
............................................................
    Standard & Poor's 500
    Index*                  4.91%    0.55%     -1.12%(1)
............................................................
    Standard & Poor's
    Barra Value Index**     6.33%    2.54%      3.02%(1)
............................................................
    Russell 1000 Value
    Index***                7.05%    5.28%      6.09%(1)
............................................................



Return information is provided since: (1) 9/18/00


  * The Standard & Poor's 500 Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.


 ** The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the Standard & Poor's 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value. The Standard & Poor's Barra Value Index is expected to cease operations during 2006 and thus will not be shown in future prospectuses of the Portfolio. The Portfolio's investment adviser believes the Russell 1000 Value Index is an appropriate broad-based benchmark for the Portfolio to replace the Standard & Poor's Barra Value Index.


*** Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees                                   0.56%
............................................................
Distribution and/or service (12b-1) fees(1)       0.25%
............................................................
Other expenses                                    0.03%
............................................................
Total annual portfolio operating expenses         0.84%
............................................................


(1) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $86       $268       $466       $1,037
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

                             Van Kampen Life Investment Trust Comstock Portfolio

Van Kampen
Life Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Comstock Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated; if the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk

Van Kampen Life Investment Trust Comstock Portfolio than that assumed through investment in the securities of larger-sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio invests principally in common stocks and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks.


COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation

                             Van Kampen Life Investment Trust Comstock Portfolio
of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

Van Kampen Life Investment Trust Comstock Portfolio

The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 10% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements (collectively, "temporary investments"). Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

                             Van Kampen Life Investment Trust Comstock Portfolio

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.60%
..............................................
    Over $500 million            0.55%
..............................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.56% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Van Kampen Life Investment Trust Comstock Portfolio

Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt, each a Managing Director of the Adviser.



Mr. Baker has been associated with the Adviser in an investment management capacity since 1991 and joined the team managing the Portfolio in 1999. Mr. Leder has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in 1999. Mr. Holt has been associated with the Adviser in an investment management capacity since 1999 and joined the team managing the Portfolio in 1999.



Mr. Baker is the lead manager of the Portfolio and Messrs. Leder and Holt are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by

                             Van Kampen Life Investment Trust Comstock Portfolio
participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as


Van Kampen Life Investment Trust Comstock Portfolio determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.



If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated, (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith based in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------


Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").



The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not


                             Van Kampen Life Investment Trust Comstock Portfolio
accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.

Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a

Van Kampen Life Investment Trust Comstock Portfolio single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                             Van Kampen Life Investment Trust Comstock Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



COMSTOCK PORTFOLIO --                                                  YEAR ENDED DECEMBER 31,
CLASS II SHARES                                       2005           2004          2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...         $  13.69       $  11.75       $ 9.07       $11.39       $11.75
                                                    --------       --------       ------       ------       ------
  Net Investment Income....................              .23(b)         .13          .10          .07          .10
  Net Realized and Unrealized Gain/Loss....              .31           1.90         2.66        (2.25)        (.42)
                                                    --------       --------       ------       ------       ------
Total from Investment Operations...........              .54           2.03         2.76        (2.18)        (.32)
                                                    --------       --------       ------       ------       ------
Less:
  Distributions from Net Investment
    Income.................................              .13            .09          .08          .05          -0-
  Distributions from Net Realized Gain.....              .45            -0-          -0-          .09          .04
                                                    --------       --------       ------       ------       ------
Total Distributions........................              .58            .09          .08          .14          .04
                                                    --------       --------       ------       ------       ------
NET ASSET VALUE, END OF THE PERIOD.........         $  13.65       $  13.69       $11.75       $ 9.07       $11.39
                                                    ========       ========       ======       ======       ======

Total Return (a)...........................            4.11%         17.43%       30.77%       -19.43%      -2.80%
Net Assets at End of the Period (In
  millions)................................         $2,421.4       $1,389.1       $675.2       $277.2       $116.2
Ratio of Expenses to Average Net Assets
  (c)......................................             .84%           .86%         .90%         .94%        1.04%
Ratio of Net Investment Income to Average
  Net Assets...............................            1.76%          1.47%        1.40%        1.35%        1.19%
Portfolio Turnover.........................              28%            31%          37%          51%          50%



(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.



(b) Based on average shares outstanding.



(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2005.


Van Kampen Life Investment Trust Comstock Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call Client Relations
    800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST -- COMSTOCK PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment
Trust -- Comstock Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment
Trust -- Comstock Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Comstock Portfolio

  A Statement of Additional Information, which contains more details about the Trust and the Comstock Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Trust's reports or the Statement of Additional Information by calling 800.341.2929.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Comstock Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS II SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO CM II 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Emerging Growth
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006


                                         CLASS II SHARES

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Emerging Growth Portfolio's
                                        investment objective is to seek
                                        capital appreciation. The Portfolio's
                                        investment adviser seeks to achieve
                                        the Portfolio's investment objective
                                        by investing primarily in a portfolio
                                        of common stocks of companies
                                        considered by the Portfolio's
                                        investment adviser to be emerging
                                        growth companies.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  14
Frequent Purchases and Redemptions of Portfolio Shares......  14
Dividends, Distributions and Taxes..........................  15
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolio's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies. The Portfolio's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline.



The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its assets in equity real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Portfolio may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks. The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF EMERGING GROWTH COMPANIES. Companies that the Portfolio's investment adviser believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people, or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market


                      Van Kampen Life Investment Trust Emerging Growth Portfolio countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks of emerging growth companies

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the five calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.


Van Kampen Life Investment Trust Emerging Growth Portfolio

Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -31.66
2002                                                                            -32.65
2003                                                                             27.03
2004                                                                              6.78
2005                                                                              7.64


The Portfolio's return for the three-month period ended March 31, 2006 for Class II Shares was 4.21%. As a result of market activity, current performance may vary from the figures shown.



During the five-year period shown in the bar chart, the highest quarterly return for Class II Shares was 12.69% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class II Shares was -24.80% (for the quarter ended March 31, 2003).


                            COMPARATIVE PERFORMANCE
As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000 Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS FOR
    THE PERIODS ENDED   PAST      PAST        SINCE
    DECEMBER 31, 2005  1 YEAR    5 YEARS    INCEPTION
---------------------------------------------------------
    Van Kampen
    Emerging Growth
    Portfolio--Class
    II Shares          7.64%       -7.64%    9.21%(1)
..........................................................
    Russell 1000
    Growth Index*      5.26%       -3.58%   -7.73%(2)
..........................................................


Return information is provided since: (1) 9/18/00, (2) 9/30/00

* The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies (the 1000 largest U.S. companies) with higher price-to-book ratios and higher forecasted growth values.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees                                   0.70%
............................................................
Distribution and/or service (12b-1) fees(1)       0.25%
............................................................
Other expenses                                    0.07%
............................................................
Total annual portfolio operating expenses         1.02%
............................................................


(1) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

                      Van Kampen Life Investment Trust Emerging Growth Portfolio

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $104      $325       $563       $1,248
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including the Emerging Growth Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolio's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as


Van Kampen Life Investment Trust Emerging Growth Portfolio new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investments in such companies may offer greater opportunities for growth of capital, but also may involve certain special risks. Emerging growth companies often have accelerating or higher than average rates of earnings growth, or new or limited products, markets, services, distribution channels or financial resources, or they may be dependent upon one or a few key people for management, or the companies have other special circumstances. The securities of such companies may be subject to more abrupt or erratic market movements than the market averages in general.


The Portfolio's primary investment approach is to seek what the Portfolio's investment adviser believes to be attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio's investment adviser expects that many of the companies in which the Portfolio invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher price to earnings ratios than average and rates of earnings growth may be volatile.


The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in securities involving special circumstances, such as initial public offerings, companies with new or rejuvenated management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or other unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in smaller or unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. The Portfolio's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Portfolio's assets, the Portfolio's investment adviser may sell a portion of the position held.

The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

While the Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase equity securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

                      Van Kampen Life Investment Trust Emerging Growth Portfolio

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Portfolio may invest up to 10% of its assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investment in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial

Van Kampen Life Investment Trust Emerging Growth Portfolio and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.



In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested in equity securities. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index


                      Van Kampen Life Investment Trust Emerging Growth Portfolio futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

The Portfolio can engage in options transactions on securities (or index options or index futures contract options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transactions and the liquidity of the transactions.


The Portfolio may use futures contracts in many ways. For example, if the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."


Van Kampen Life Investment Trust Emerging Growth Portfolio

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.70%
...................................................
    Next $500 million            0.65%
...................................................
    Over $1 billion              0.60%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.70% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the


                      Van Kampen Life Investment Trust Emerging Growth Portfolio

Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and Matthew Hart, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.



Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and joined the team managing the Portfolio in 1995. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in 1997. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in 1995. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since July 2001 and joined the team managing the Portfolio in 2001. Prior to July 2001, Mr. Miller was a student at the University of Chicago Graduate School of Business.



Mr. Lewis is the lead manager of the Portfolio. All team members collaborate to manage the assets of the Portfolio. Mr. Lewis is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of

Van Kampen Life Investment Trust Emerging Growth Portfolio the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with


                      Van Kampen Life Investment Trust Emerging Growth Portfolio remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares.


The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.


If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith based in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases and Redemptions of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not


Van Kampen Life Investment Trust Emerging Growth Portfolio accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.

Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S.

                      Van Kampen Life Investment Trust Emerging Growth Portfolio government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Emerging Growth Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges and other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the total returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                       YEAR ENDED DECEMBER 31,
EMERGING GROWTH PORTFOLIO -- CLASS II SHARES          2005         2004         2003         2002          2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....         $25.84       $24.20       $19.05       $ 28.30       $ 41.41
                                                     ------       ------       ------       -------       -------
  Net Investment Income/Loss................           (.03)(a)      -0-*(a)     (.11)(a)      (.09)(a)      (.03)
  Net Realized and Unrealized Gain/Loss.....           2.00         1.64         5.26         (9.15)       (13.08)
                                                     ------       ------       ------       -------       -------
Total from Investment Operations............           1.97         1.64         5.15         (9.24)       (13.11)
Less Distributions from Net Investment
  Income....................................            -0-*         -0-          -0-           .01           -0-
                                                     ------       ------       ------       -------       -------
NET ASSET VALUE, END OF THE PERIOD..........         $27.81       $25.84       $24.20       $ 19.05       $ 28.30
                                                     ======       ======       ======       =======       =======

Total Return(b).............................          7.64%        6.78%       27.03%       -32.65%       -31.66%
Net Assets at End of the Period (In
  millions).................................         $268.1       $257.6       $219.1       $ 124.1       $ 121.6
Ratio of Expenses to Average Net Assets.....          1.02%        1.02%        1.02%         1.03%         1.01%
Ratio of Net Investment Income/Loss to
  Average Net Assets........................          (.12%)        .02%        (.52%)        (.40%)        (.10%)
Portfolio Turnover..........................            98%         174%         170%          234%          174%



* Amount is less than $.01.


(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                      Van Kampen Life Investment Trust Emerging Growth Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
EMERGING GROWTH PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Emerging Growth Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Emerging Growth Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Emerging Growth Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Emerging Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Trust's reports or the Statement of Additional Information by calling 800.341.2929.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Emerging Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS II SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO EM II 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Enterprise
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006


                                         CLASS II SHARES

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Enterprise Portfolio's investment
                                        objective is to seek capital
                                        appreciation through investments in
                                        securities believed by the Portfolio's
                                        investment adviser to have above
                                        average potential for capital
                                        appreciation.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing principally in common stocks which are believed by the Portfolio's investment adviser to have above-average potential for capital appreciation. The Portfolio invests primarily in common stocks of growth companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital appreciation potential of such securities materially change. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions) for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth common stocks may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile and may fall more than stock prices of larger companies.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation, and trading and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio

                           Van Kampen Life Investment Trust Enterprise Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the five calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges and other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -20.60
2002                                                                            -29.58
2003                                                                             25.68
2004                                                                              3.79
2005                                                                              7.88


The Portfolio's return for the three-month period ended March 31, 2006 for Class II Shares was 4.30%. As a result of market activity, current performance may vary from the figures shown.



During the five-year period shown in the bar chart, the highest quarterly return for Class II Shares was 15.16% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class II Shares was -20.98% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000 Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED        PAST       PAST       SINCE
    DECEMBER 31, 2005   1 YEAR    5 YEARS    INCEPTION
----------------------------------------------------------
    Van Kampen
    Enterprise
    Portfolio --
    Class II Shares      7.88%     -4.68%     -8.23%(1)
...........................................................
    Russell 1000
    Growth Index*        5.26%     -3.58%     -7.72%(2)
...........................................................


Return information is provided since: (1) 7/24/00, (2) 7/31/00.


* The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.


Van Kampen Life Investment Trust Enterprise Portfolio

Fees and Expenses
of the Portfolio
 -------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees(1)                                0.50%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 0.18%
............................................................
Total annual portfolio operating expenses(1)      0.93%
............................................................



(1) The Portfolio's investment adviser is currently voluntarily waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total annual portfolio operating expenses paid for the Portfolio's fiscal year end December 31, 2005 were 0.85%. The fee waivers or expense reimbursement can be terminated at any time.


(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $95       $296       $515       $1,143
....................................................................


The annual Portfolio operating expenses do not include sales charges or other expenses at the contract level. If sales charges or other expenses had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios including this Enterprise Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

                           Van Kampen Life Investment Trust Enterprise Portfolio

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing principally in common stocks that it believes have above-average potential for capital appreciation. The Portfolio's investment adviser will seek to identify companies with unusually attractive growth opportunities at reasonable valuations. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. In an effort to reduce the overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries.

The Portfolio will invest primarily in common stocks of companies that the Portfolio's investment adviser considers to be growth companies, including companies with new products, services or processes. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in growth stocks will vary and at times may be lower or higher than that of other types of stock funds. The market value of growth stocks may be more volatile than other types of investments. The investment adviser will consider a stock attractive when the investment adviser believes that earnings growth expectations are not appropriately reflected in the current stock price or when a growth stock trades at a valuation below what the investment adviser considers to be its intrinsic value. The Portfolio's investment adviser seeks to identify industries and companies with superior fundamentals by evaluating, among other things, valuation, future earnings prospects and recent stock price momentum through the use of the investment adviser's proprietary computer models. The investment adviser further seeks to validate the relative attractiveness of stocks with research conducted by its team of analysts and portfolio managers.

The Portfolio may invest in companies that have projected earnings in excess of the average for their sector or industry as a result of, among other things, revenue growth from new product innovation, margin improvements from new operational efficiencies and/or cost reductions from new technology. The Portfolio may also invest in companies within the growth universe that trade below what the investment adviser considers to be their long-term intrinsic value where a catalyst has been identified to dispel short-term concerns or reverse declining earnings. In each case, the Portfolio's investment adviser believes such companies have prospects that are favorable for above-average capital appreciation.

The Portfolio generally invests in equity securities of large companies. However, the Portfolio may invest in companies in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger

Van Kampen Life Investment Trust Enterprise Portfolio companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, certain factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio invests principally in common stocks and also may invest in preferred stocks, convertible securities and warrants.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.



              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS


The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in

                           Van Kampen Life Investment Trust Enterprise Portfolio
the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Among the various futures contracts in which the Portfolio may engage are interest rate futures contracts and index futures contracts. Although the Portfolio's investment adviser seeks to use these strategic transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished

Van Kampen Life Investment Trust Enterprise Portfolio more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

The Portfolio can engage in options transactions on securities, indices or on futures contracts (including options on index futures contracts) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements (collectively, "temporary investments"). Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and

                           Van Kampen Life Investment Trust Enterprise Portfolio
are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.



The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.



Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.50% (before voluntary fee waivers; 0.42% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Van Kampen Life Investment Trust Enterprise Portfolio

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Systematic Active Equity team. The Systematic Active Equity team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sandip Bhagat and Feng Chang, each a Managing Director of the Adviser, and Kevin Jung, Leah Modigliani and Hooman Yaghoobi, each an Executive Director of the Adviser.



Mr. Bhagat has been associated with the Adviser in an investment management capacity since July 2004 and joined the team managing the Portfolio in November 2004. Prior to July 2004, Mr. Bhagat was President and Chief Investment Officer of Travelers Investment Management Company, a subsidiary of Citigroup. Mr. Chang has been associated with the Adviser in an investment management capacity since August 2004 and joined the team managing the Portfolio in November 2004. Prior to August 2004, Mr. Chang was the Head of Research at Citigroup. Mr. Jung has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Portfolio in November 2004. Ms. Modigliani has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in November 2004. Mr. Yaghoobi has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in November 2004.



Messrs. Bhagat and Chang are the lead portfolio managers of the Portfolio. Ms. Modigliani and Messrs. Jung and Yaghoobi are the co-portfolio managers of the Portfolio. Members of the team collaborate to manage the assets of the Portfolio. Messrs. Bhagat and Chang are responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the Portfolio managers' compensation structure, other accounts managed by the Portfolio managers and the Portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service

                           Van Kampen Life Investment Trust Enterprise Portfolio
fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a


Van Kampen Life Investment Trust Enterprise Portfolio sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.



If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange by market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio

                           Van Kampen Life Investment Trust Enterprise Portfolio
shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity


Van Kampen Life Investment Trust Enterprise Portfolio contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

                           Van Kampen Life Investment Trust Enterprise Portfolio

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Enterprise Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level, that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                           YEAR ENDED DECEMBER 31,
ENTERPRISE PORTFOLIO -- CLASS II SHARES                    2005        2004         2003         2002         2001
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............      $13.60      $ 13.12      $ 10.47      $ 14.89      $ 20.29
                                                          ------      -------      -------      -------      -------
  Net Investment Income.............................         .02          .06          .02          .02          .02
  Net Realized and Unrealized Gain/Loss.............        1.04          .44         2.66        (4.42)       (4.20)
                                                          ------      -------      -------      -------      -------
Total from Investment Operations....................        1.06          .50         2.68        (4.40)       (4.18)
                                                          ------      -------      -------      -------      -------
Less:
  Distributions from Net Investment Income..........         .06          .02          .03          .02          .01
  Distributions from Net Realized Gain..............         -0-          -0-          -0-          -0-         1.21
                                                          ------      -------      -------      -------      -------
Total Distributions.................................         .06          .02          .03          .02         1.22
                                                          ------      -------      -------      -------      -------
NET ASSET VALUE, END OF THE PERIOD..................      $14.60      $ 13.60      $ 13.12      $ 10.47      $ 14.89
                                                          ------      -------      -------      -------      -------

Total Return* (a)...................................       7.88%        3.79%       25.68%      -29.58%      -20.60%
Net Assets at End of the Period (In millions).......      $ 20.9      $  20.3      $  17.5      $   9.1      $   9.1
Ratio of Expenses to Average Net Assets*............        .85%         .85%         .85%         .85%         .85%
Ratio of Net Investment Income to Average
  Net Assets*.......................................        .16%         .46%         .17%         .20%         .16%
Portfolio Turnover..................................         43%         155%         145%          97%          89%
 * If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............        .93%         .88%         .89%         .92%         .87%
Ratio of Net Investment Income to Average Net
  Assets............................................        .08%         .43%         .13%         .13%         .15%



(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.


                           Van Kampen Life Investment Trust Enterprise Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
   - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
ENTERPRISE PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Enterprise Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Enterprise Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Enterprise Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Enterprise Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Enterprise Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS II SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO EN II 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Government
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006


                                         CLASS II SHARES

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Government Portfolio's investment
                                        objective is to seek to provide
                                        investors with high current return
                                        consistent with preservation of
                                        capital. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        government, its agencies or
                                        instrumentalities, including
                                        mortgage-related securities issued or
                                        guaranteed by agencies or
                                        instrumentalities of the U.S.
                                        government.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   6
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  16
Frequent Purchases and Redemptions of Portfolio Shares......  16
Dividends, Distributions and Taxes..........................  17
Disclosure of Portfolio Holdings............................  18
Financial Highlights........................................  19


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Portfolio's investment adviser regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. (See "Investment Objective, Principal Investment Strategies and Risks" for an explanation of maturities and durations.) The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore may subject the Portfolio to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable,

                           Van Kampen Life Investment Trust Government Portfolio
variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.


EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest-rate related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital

- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the five calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.


Van Kampen Life Investment Trust Government Portfolio

Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             6.73
2002                                                                             9.33
2003                                                                             1.49
2004                                                                             3.90
2005                                                                             3.28


The Portfolio's return for the three-month period ended March 31, 2006 for Class II Shares was -0.77%. As a result of market activity, current performance may vary from the figures shown.



During the five-year period shown in the bar chart, the highest quarterly return for Class II Shares was 5.01% (for the quarter ended September 30, 2001) and the lowest quarterly return for Class II Shares was -1.51% (for the quarter ended June 30, 2004).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers U.S. Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST     PAST       SINCE
    DECEMBER 31, 2005  1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------
    Van Kampen
    Government
    Portfolio --
    Class II
    Shares             3.28%     4.91%      4.93%(1)
.........................................................
    Lehman Brothers
    U.S. Government/
    Mortgage Index*    2.63%     5.40%      5.40%(2)
.........................................................


Return Information is provided since: (1) 12/15/00, (2) 12/31/00.


 * The Lehman Brothers U.S. Government/Mortgage Index is a broad-based, unmanaged index comprised of U.S. government treasury securities and agency mortgage-backed securities.



The current yield for the thirty-day period ended December 31, 2005 is 3.85% for Class II Shares. Investors can obtain the current yield of the Portfolio by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.


                           Van Kampen Life Investment Trust Government Portfolio

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees(1)                                0.50%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 0.14%
............................................................
Total annual portfolio operating expenses(1)      0.89%
............................................................



(1) The Portfolio's investment adviser is currently waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total Portfolio operating expenses were 0.85% for Class II Shares for the fiscal year ended December 31, 2005. The fee waivers or expense reimbursements can be terminated at any time.


(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $91       $284       $493       $1,098
....................................................................


The annual Portfolio operating expenses do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Government Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Van Kampen Life Investment Trust Government Portfolio

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated. If the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should reconsider whether the Portfolio remains an appropriate investment in light of the changes. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in certain government-related securities, asset-backed securities and/or commercial paper. The government-related securities in which the Portfolio may invest include privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government and privately issued certificates representing "stripped" U.S. government or mortgage-related securities. The asset-backed securities in which the Portfolio may invest must be rated at the time of purchase in the highest investment grade (currently Aaa) by Moody's Investors Service, Inc. ("Moody's"), AAA by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The commercial paper in which the Portfolio may invest must be rated at the time of purchase in the highest investment grade (currently P1 by Moody's, A1 by S&P or an equivalent rating by another NRSRO).



While securities purchased for the Portfolio may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.


The prices of debt securities generally vary inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                           Van Kampen Life Investment Trust Government Portfolio

                                 UNDERSTANDING
                                   MATURITIES

   A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                  TERM       MATURITY LEVEL
---------------------------------------------------
             1-3 years       Short
....................................................
            4-10 years       Intermediate
....................................................
    More than 10 years       Long
....................................................

                                 UNDERSTANDING
                                    DURATION

   Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

The Portfolio may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Portfolio's net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on futures contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such instruments. See "Interest Rate Transactions" and "Strategic Transactions."

The Portfolio also may purchase or sell securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.

The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes."

                           U.S. GOVERNMENT SECURITIES

Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government

Van Kampen Life Investment Trust Government Portfolio and some of which are backed only by the credit of the issuer itself.

Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls "mortgage-related securities."

Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a borrower is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security than traditional debt securities).

The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest

                           Van Kampen Life Investment Trust Government Portfolio
feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.


  GOVERNMENT-RELATED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL PAPER



The Portfolio may invest up to 20% of its assets in certain government-related securities, asset-backed securities and/or commercial paper.



GOVERNMENT-RELATED SECURITIES. The Portfolio may invest in certain government-related securities, including privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued CMOs and REMICs) (collectively, "Private Pass-Throughs") and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.



The Portfolio may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest investment grades (currently Aa or higher by Moody's, AA or higher by S&P or an equivalent rating by another NRSRO) or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.


The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. See "Tax Status" in the Statement of Additional Information.

Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio follows established guidelines and standards for determining whether a

Van Kampen Life Investment Trust Government Portfolio particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.


ASSET-BACKED SECURITIES. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.



Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.



COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.



                               OTHER OBLIGATIONS



In connection with the Portfolio's preceding investments, the Portfolio may invest in inverse floating rate obligations, interest rate transactions and when-issued or delayed delivery transactions.


INVERSE FLOATING RATE OBLIGATIONS. The Portfolio may invest in inverse floating rate obligations. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The extent of the increases and decreases in the value of such obligations generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. A more detailed description of inverse floating rate obligations in which the Portfolio may invest is included in the Portfolio's Statement of Additional Information.


INTEREST RATE TRANSACTIONS. The Portfolio may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Portfolio's Statement of Additional Information.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The


                           Van Kampen Life Investment Trust Government Portfolio
price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.


                             STRATEGIC TRANSACTIONS



The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transactions and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there

Van Kampen Life Investment Trust Government Portfolio may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risk of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.



The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.



The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."





Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based

                           Van Kampen Life Investment Trust Government Portfolio
upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.50% (before voluntary fee waivers; 0.46% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Scott F. Richard, a Managing Director of the Adviser, and Jaidip Singh and Michael Luo, each an Executive Director of the Adviser.



Mr. Richard has been associated with the Adviser in an investment management capacity since 1992 and joined the team managing the Portfolio in 2003. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Portfolio in 2003. Mr. Luo has been associated with the Adviser in an investment management capacity since 1998 and joined the team managing the Portfolio in 2004.



Mr. Richard is the lead manager of the Portfolio. Each member is responsible for specific sectors and for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice form time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio

Van Kampen Life Investment Trust Government Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the

                           Van Kampen Life Investment Trust Government Portfolio

New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash.


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolio are sold exclusively to certain insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking

Van Kampen Life Investment Trust Government Portfolio frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Interest from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account

                           Van Kampen Life Investment Trust Government Portfolio
in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Government Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges and other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                               YEAR ENDED DECEMBER 31,
GOVERNMENT PORTFOLIO -- CLASS II SHARES                           2005       2004       2003       2002       2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $9.48      $9.55      $9.82      $9.39      $9.31
                                                                  -----      -----      -----      -----      -----
  Net Investment Income(a)..................................        .33        .28        .25        .29        .40
  Net Realized and Unrealized Gain/Loss.....................       (.03)       .09       (.11)       .55        .21
                                                                  -----      -----      -----      -----      -----
Total from Investment Operations............................        .30        .37        .14        .84        .61
  Less Distributions from Net Investment Income.............        .36        .44        .41        .41        .53
                                                                  -----      -----      -----      -----      -----
NET ASSET VALUE, END OF THE PERIOD..........................      $9.42      $9.48      $9.55      $9.82      $9.39
                                                                  =====      =====      =====      =====      =====

Total Return (b)*...........................................      3.28%      3.90%      1.49%      9.33%      6.73%
Net Assets at End of the Period (In millions)...............      108.4      $83.5      $70.6      $52.8      $ 9.7
Ratio of Expenses to Average Net Assets *...................       .85%       .85%       .85%       .85%       .85%
Ratio of Net Investment Income to Average Net Assets*.......      3.52%      3.03%      2.65%      3.07%      4.51%
Portfolio Turnover..........................................       261%       409%       511%(c)     87%        82%
* If certain expenses had not been voluntarily assumed by
  the Adviser, total return would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................       .89%       .90%       .88%       .93%       .96%
Ratio of Net Investment Income to Average Net Assets........      3.49%      2.98%      2.61%      2.99%      4.41%



(a) Based on average shares outstanding.



(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.



(c) The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Portfolio's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous years.


                           Van Kampen Life Investment Trust Government Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST--
GOVERNMENT PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust--
Government Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust--
Government Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Government Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS II SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO GV II 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust
                                         Growth and Income
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006


                                         CLASS II Shares

     (VAN KAMPEN INVESTMENTS SHINE LOGO)


                                        The Growth and Income Portfolio's
                                        investment objective is to seek
                                        long-term growth of capital and
                                        income. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in
                                        income-producing equity securities,
                                        including common stocks and
                                        convertible securities (although
                                        investments are also made in
                                        non-convertible preferred stocks and
                                        debt securities).


                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment
  Strategies and Risks......................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  12
Redemption of Shares........................................  14
Frequent Purchases and Redemptions of Portfolio Shares......  14
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities). In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization (or large cap) companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 15% of its assets in equity real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

Investors who need a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Portfolio seeks to generate income and that long-term growth of capital is only a part of the Portfolio's overall investment objective.

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Portfolio's investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation, and trading and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUST ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified,


                    Van Kampen Life Investment Trust Growth and Income Portfolio may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities market. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the five calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             -6.05
2002                                                                            -14.74
2003                                                                             27.68
2004                                                                             14.12
2005                                                                              9.72


The Portfolio's return for the three-month period ended March 31, 2006 for Class II Shares was 2.93%. As a result of market activity, current performance may vary from the figures shown.



During the five-year period shown in the bar chart, the highest quarterly return for Class II Shares was 16.10% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class II Shares was -18.02% (for the quarter ended September 30, 2002).


Van Kampen Life Investment Trust Growth and Income Portfolio

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with three broad-based market indices: Russell 1000 Value Index*, Standard & Poor's 500 Index** and Russell 1000 Index***. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.



Average annual total returns are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                   PAST     PAST       SINCE
    DECEMBER 31, 2005              1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------------
    Van Kampen Growth and Income
    Portfolio -- Class II Shares    9.72%    5.07%      5.76%(1)
....................................................................
    Russell 1000 Value Index*       7.05%    5.28%      5.73%(2)
....................................................................
    Standard & Poor's 500 Index**   4.91%    0.55%     -1.02%(2)
....................................................................
    Russell 1000 Index***           6.27%    1.07%     -0.81%(2)
....................................................................


Return information is provided since: (1) 9/18/00, (2) 9/30/00.


 * The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted values.



 ** The Standard & Poor's 500 Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation. Based on the Portfolio's asset composition, the Portfolio's investment adviser believes the Russell 1000 Value Index is a more appropriate broad-based benchmark for the Portfolio than the Standard & Poor's 500 Index. Accordingly, the Standard & Poor's 500 Index will not be shown in future prospectuses of the Portfolio.



*** The Russell 1000 Index is an unmanaged index that measures the general performance of the 1,000 largest U.S. companies based on total market capitalization. Based on the Portfolio's asset composition, the Portfolio's investment adviser believes the Russell 1000 Value Index is a more appropriate broad-based benchmark for the Portfolio than the Russell 1000 Index. Accordingly, the Russell 1000 Index will not be shown in future prospectuses of the Portfolio.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees                                   0.57%
............................................................
Distribution and/or service (12b-1) fees(1)       0.25%
............................................................
Other expenses                                    0.04%
............................................................
Total annual portfolio operating expenses         0.86%
............................................................


(1) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $88       $274       $477       $1,061
....................................................................


The annual Portfolio operating expenses do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Growth and Income Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies that it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by

Van Kampen Life Investment Trust Growth and Income Portfolio individual securities and other circumstances bearing on the desirability of a given investment.

While the Portfolio invests primarily in income-producing equity securities, the Portfolio also may invest in non-convertible adjustable or fixed rate preferred stock and debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 15% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


DEBT SECURITIES. The Portfolio also may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value

                    Van Kampen Life Investment Trust Growth and Income Portfolio of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than short-term debt securities.



REITS. The Portfolio may invest up to 15% of its assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investment in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in


Van Kampen Life Investment Trust Growth and Income Portfolio connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment Strategic Transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to achieve the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts

                    Van Kampen Life Investment Trust Growth and Income Portfolio markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the maintenance of cash and/or liquid securities in segregated accounts when mandated by SEC rules. A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.



The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for long-term capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments.


Van Kampen Life Investment Trust Growth and Income Portfolio

Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.57% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Equity Income team. The Equity Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan, a Managing Director of the Adviser, James O. Roeder and Thomas B. Bastian, each an Executive Director of the Adviser, and Sergio Marcheli and Vincent E. Vizachero, each a Vice President of the Adviser.



Mr. Gilligan has been associated with the Adviser in an investment management capacity since 1985 and joined the team managing the Portfolio in 1996. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and joined the team managing the Portfolio in 1999. Mr. Bastian has been associated with the Adviser in an investment management capacity since March 2003 and joined the team managing the Portfolio in November 2003. Prior to March 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr. Marcheli was associated with the Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Adviser in an investment management capacity and joined the team managing the Portfolio in November 2003. Mr. Vizachero has been associated the Adviser in an investment management capacity since


                    Van Kampen Life Investment Trust Growth and Income Portfolio

July 2001 and joined the team managing the Portfolio in August 2002. Prior to July 2001, Mr. Vizachero was an analyst at Fidelity Investments.



Mr. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed. Mr. Marcheli also manages the cash position in the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio has also adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the

Van Kampen Life Investment Trust Growth and Income Portfolio

Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.



Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.



If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


                    Van Kampen Life Investment Trust Growth and Income Portfolio

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolio are sold exclusively to certain insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders.

If the Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract holders). Insurance companies may, however, be prohibited by the terms of the underlying insurance contracts from restricting short-term trading of mutual fund shares, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract holders may be able to engage in frequent trading to the detriment of long-term investors. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with the insurance company.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Van Kampen Life Investment Trust Growth and Income Portfolio

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some portion of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends

                    Van Kampen Life Investment Trust Growth and Income Portfolio are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Growth and Income Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges and other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                              YEAR ENDED DECEMBER 31,
GROWTH AND INCOME PORTFOLIO -- CLASS II SHARES                 2005         2004        2003         2002        2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................    $  19.29      $17.03      $ 13.45      $15.88      $17.02
                                                             --------      ------      -------      ------      ------
  Net Investment Income..................................         .23(a)      .20(a)       .19(a)      .11         .18(a)
  Net Realized and Unrealized Gain/Loss..................        1.59        2.19         3.50       (2.43)      (1.21)
                                                             --------      ------      -------      ------      ------
Total from Investment Operations.........................        1.82        2.39         3.69       (2.32)      (1.03)
                                                             --------      ------      -------      ------      ------
Less:
  Distributions from Net Investment Income...............         .17         .13          .11         .11         -0-
  Distributions from Net Realized Gain...................         .48         -0-          -0-         -0-         .11
                                                             --------      ------      -------      ------      ------
Total Distributions......................................         .65         .13          .11         .11         .11
                                                             --------      ------      -------      ------      ------
NET ASSET VALUE, END OF THE PERIOD.......................    $  20.46      $19.29      $ 17.03      $13.45      $15.88
                                                             ========      ======      =======      ======      ======

Total Return (b).........................................       9.72%      14.12%       27.68%      -14.74%     -6.05%
Net Assets at End of the Period (In millions)............    $1,247.5      $881.4      $ 487.7      $181.6      $ 76.1
Ratio of Expenses to Average Net Assets..................        .86%        .87%         .91%        .96%       1.00%
Ratio of Net Investment Income to Average Net Assets.....       1.18%       1.17%        1.28%       1.09%       1.15%
Portfolio Turnover.......................................         42%         48%          57%         68%        103%



(a) Based on average shares outstanding.


(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
GROWTH AND INCOME PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Growth and Income Fund
  A Statement of Additional Information, which contains more details about the Trust and the Growth and Income Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS II Shares


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO GI II 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS


                                         Van Kampen
                                         Life Investment Trust Money Market
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 28, 2006


                                         CLASS II SHARES

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        The Money Market Portfolio's
                                        investment objective is to seek
                                        protection of capital and high current
                                        income through investments in money
                                        market instruments.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   4
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   5
Investment Advisory Services................................   7
Purchase of Shares..........................................   8
Redemption of Shares........................................   9
Frequent Purchases and Redemptions of Portfolio Shares......  10
Dividends, Distributions and Taxes..........................  10
Disclosure of Portfolio Holdings............................  11
Financial Highlights........................................  12


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments.

                        PRINCIPAL INVESTMENT STRATEGIES

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less.

The Portfolio buys and sells securities with a view towards seeking high current income from these short-term investments to the extent consistent with protection of capital. The Portfolio's investment adviser seeks those securities that it believes entail reasonable risk considered in relation to the Portfolio's investment policies. The Portfolio's investment adviser may sell such securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio. The Portfolio's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks. An investment in the Portfolio is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Portfolio because it invests in high-quality money market instruments, an investment in the Portfolio is not risk free. The Portfolio is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline and adversely affect the Portfolio's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Portfolio because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the five calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have


                         Van Kampen Life Investment Trust Money Market Portfolio
been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             3.44
2002                                                                             0.97
2003                                                                             0.32
2004                                                                             0.55
2005                                                                             2.43


The Portfolio's return for the three-month period ended March 31, 2006 for Class II Shares was 0.90%. As a result of recent market activity, current performance may vary from the figures shown.



During the five-year period shown in the bar chart, the highest quarterly return for Class II Shares was 1.27% (for the quarter ended March 31, 2001) and the lowest quarterly return for Class II Shares was 0.05% (for the quarter ended December 31, 2003).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows the Portfolio's average annual total returns for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST     PAST       SINCE
    DECEMBER 31, 2005          1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------
    Van Kampen
    Money Market Portfolio --
    Class II Shares            2.43%     1.53%      1.57%(1)
................................................................


Return information is provided since: (1) 12/15/00

Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2005)
-----------------------------------------------------------
Management fees(1)                                0.45%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 0.20%
............................................................
Total annual portfolio operating expenses(1)      0.90%
............................................................



(1) The Portfolio's investment adviser is currently waiving or reimbursing all or a portion of the Portfolio's management fee or other expenses such that the actual total portfolio operating expenses were 0.87% for Class II Shares of the Portfolio for the fiscal year ended December 31, 2005. The fee waivers or expense reimbursements can be terminated at any time.



(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."


Van Kampen Life Investment Trust Money Market Portfolio

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $92       $287       $498       $1,108
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Money Market Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.

                         Van Kampen Life Investment Trust Money Market Portfolio

The Portfolio's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Portfolio's Board of Trustees and special rules for money market funds under the 1940 Act. These standards include requirements for maintaining high credit quality in the Portfolio's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Portfolio's shares. In selecting securities for investment, the Portfolio's investment adviser focuses on identifying what it believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Portfolio's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Portfolio's portfolio. On an ongoing basis, the Portfolio's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Portfolio's existing and prospective investments. While the Portfolio generally intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio.

There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The Portfolio's dividend and yield are expected to fluctuate with changes in prevailing market interest rates and other factors.

The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar-denominated obligations:

U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the Portfolio's Statement of Additional Information.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks or broker-dealers to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the

Van Kampen Life Investment Trust Money Market Portfolio

Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would exceed 5% of the Portfolio's net assets.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee calculated as the lesser of: (i) its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios (the "Money Market Pro Rata Amount") as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


or (ii) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio only (the "Money Market Only Amount") as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $250 million          0.450%
...................................................
    Next $500 million           0.375%
...................................................
    Next $500 million           0.325%
...................................................
    Next $250 million           0.300%
...................................................
    Next $250 million           0.275%
...................................................
    Next $500 million           0.250%
...................................................
    Next $500 million           0.225%
...................................................
    Next $12.25 billion         0.200%
...................................................
    Next $2.5 billion           0.199%
...................................................
    Next $7.5 billion           0.198%
...................................................
    Next $5 billion             0.197%
...................................................
    Over $30 billion            0.196%
...................................................


Applying these fee schedules, the Portfolio effective advisory fee rate was 0.45% (before voluntary fee waivers; 0.42% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2005. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


                         Van Kampen Life Investment Trust Money Market Portfolio

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 26, 2005, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's next Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2005 which was made available in August 2005). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2006 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2006 which should be available in August 2006).


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1221 Avenue of the Americas, New York, New York

Van Kampen Life Investment Trust Money Market Portfolio

10020, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.


The Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

                         Van Kampen Life Investment Trust Money Market Portfolio

Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Portfolio's Board of Trustees applicable to the other portfolios of the Trust are not applicable with respect to frequent purchases and redemptions of Portfolio shares.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts monthly. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.


TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.


TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be

Van Kampen Life Investment Trust Money Market Portfolio adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                         Van Kampen Life Investment Trust Money Market Portfolio

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.



                                                                                YEAR ENDED DECEMBER 31,
MONEY MARKET PORTFOLIO--CLASS II SHARES                            2005       2004       2003       2002       2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $1.00      $1.00      $1.00      $1.00      $1.00
                                                                   -----      -----      -----      -----      -----
  Net Investment Income.....................................         .02        .01        -0-(a)     .01        .03
Less:
  Distributions from Net Investment Income..................         .02        .01        -0-(a)     .01        .03
  Distributions from Net Realized Gain......................          --         --        -0-(a)      --         --
                                                                   -----      -----      -----      -----      -----
NET ASSET VALUE, END OF THE PERIOD..........................       $1.00      $1.00      $1.00      $1.00      $1.00
                                                                   =====      =====      =====      =====      =====

Total Return * (b)..........................................       2.43%       .55%       .32%       .97%      3.44%
Net Assets at End of the Period (In millions)...............       $61.8      $46.0      $24.4      $25.5      $13.7
Ratio of Expenses to Average
  Net Assets *..............................................         .87       .85%       .85%       .85%       .85%
Ratio of Net Investment Income to Average Net Assets *......       2.45%       .61%       .32%       .96%      2.36%
 *  If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................................................        .90%       .96%       .94%       .95%      1.09%
Ratio of Net Investment Income to Average Net Assets........       2.42%       .50%       .23%       .86%      2.13%



(a) Amount is less than $.01 per share.


(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.



Van Kampen Life Investment Trust Money Market Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
MONEY MARKET PORTFOLIO
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Money Market Portfolio

  A Statement of Additional Information, which contains more details about the Trust and the Money Market Portfolio, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Trust's reports or the Statement of Additional Information by calling 800.341.2929.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Money Market Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 28, 2006


  CLASS II SHARES


  The Trust's Investment Company Act File No. is 811-4424.

--------------------------------------------------------------------------------


                                                         Van Kampen Funds Inc.


                                                              1 Parkview Plaza


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555



                                                             www.vankampen.com



                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.


                                                              Member NASD/SIPC



                                                            LIT PRO MM II 4/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN LIFE INVESTMENT TRUST

     Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company with seven Portfolios (each a "Portfolio" and collectively the "Portfolios"): Aggressive Growth Portfolio, Comstock Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Government Portfolio, Growth and Income Portfolio and Money Market Portfolio. Each Portfolio is in effect a separate mutual fund issuing its own shares. Each Portfolio is a diversified series of the Trust.


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Portfolios' prospectuses (the "Prospectuses"), dated as of April 28, 2006 for each Portfolio. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus, the Statement of Additional Information and each Portfolio's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or
(800) 341-2929 (or (800) 421-2833 for the hearing impaired).


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objective, Investment Strategies and Risks.......  B-10
Strategic Transactions......................................  B-19
Investment Restrictions.....................................  B-26
Trustees and Officers.......................................  B-37
Investment Advisory Agreements..............................  B-47
Portfolio Management........................................  B-52
Other Agreements............................................  B-57
Distribution and Service....................................  B-58
Transfer Agent..............................................  B-59
Portfolio Transactions and Brokerage Allocation.............  B-60
Money Market Portfolio Net Asset Valuation..................  B-62
Purchase and Redemption of Shares...........................  B-63
Tax Status..................................................  B-63
Portfolio Performance.......................................  B-66
Money Market Portfolio Yield Information....................  B-69
Other Information...........................................  B-70
Financial Statements........................................  B-77
Appendix A -- Description of Securities Ratings.............  A-1



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2006.



                                                                    LIT SAI 4/06

                              GENERAL INFORMATION

     Van Kampen Life Investment Trust (the "Trust") was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a statutory trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, the Trust adopted its current name.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect, wholly-owned subsidiary of Morgan Stanley. The principal office of the Trust, each Portfolio, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios, and further subdivided into one or more classes of shares of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     Each Portfolio, except the Aggressive Growth Portfolio, currently offers two classes of shares, designated as Class I Shares and Class II Shares. The Aggressive Growth Portfolio currently offers only one class of shares, designated as Class II Shares. Other classes of a Portfolio may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of a Portfolio generally is identical in all respects except that each class bears its distribution and service expenses. Each class of shares of a Portfolio has exclusive voting rights with respect to its distribution and service fees.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of April 3, 2006, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class I Shares or Class II Shares of any Portfolio except as set forth below. Except for initial shares held by or on behalf of the Adviser, the Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contract owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.



                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
AGGRESSIVE GROWTH PORTFOLIO
---------------------------
Protective Life Variable Annuity............................      II              9%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Allstate Life Insurance Company.............................      II             36%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154
Allstate Life Insurance Co..................................      II             17%
  300 N. Milwaukee
  Vernon Hills, IL 60061-1533
Lincoln Benefit Life........................................      II             25%
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826

COMSTOCK PORTFOLIO
------------------
American Enterprise Life Insurance Co.......................      II              8%
  1497 AXP Financial Center
  Minneapolis, MN 55474-0014
Anchor National Life Insurance Co. .........................      II             22%
  Variable Separate Account & Variable
  Annuity Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Protective Life Variable Annuity............................       I             37%
  Investment Products Services
  Protective Life Insurance Co.
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life and Annuity Insurance Company.................      II              7%
  Separate Account Three
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
The Travelers Sep Acct ABD2 for.............................      II             12%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
COMSTOCK PORTFOLIO (CONT'D)
---------------------------
The Travelers Sep Acct ABD for..............................      II              5%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001
Allstate Life Insurance Company.............................       I             24%
  300 N. Milwaukee
  Vernon Hills, IL 60051-1533
Allstate Life Insurance Company.............................      II              8%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154
MLPF&S for the sole benefit of..............................       I             28%
  Its customers
  Attn: Fund Administration
  4800 Deer Lake Drive
  Jacksonville, FL 32246-6484
IDS Life Insurance..........................................      II             21%
  1497 AXP Financial Center
  Minneapolis, MN 55474-0014

EMERGING GROWTH PORTFOLIO
-------------------------
Allstate Life Insurance Company.............................       I             32%
  300 N. Milwaukee                                                II             11%
  Vernon Hills, IL 60061-1533
Variable Annuities of.......................................       I             17%
  The Travelers Insurance Co.                                     II             32%
  Attn: Shareholder Accounting 6MS
  One Tower Sq.
  Hartford, CT 06183-0001
Protective Life Variable Annuity............................       I             13%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Van Kampen American Capital.................................       I              7%
  Generations Variable Annuities
  c/o American General Life Ins Co.
  P.O. Box 1591
  Houston, TX 77251-1591
MLPF&S for the sole benefit of..............................       I              5%
  Its customers
  Attn: Fund Administration 970T3
  4800 Deer Lake Drive E 2nd Fl
  Jacksonville, FL 32246-6484
American General Annuity Ins Co.............................       I              6%
  Elite Plus
  205 E 10th Ave
  Amarillo, TX 79101-3507

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
EMERGING GROWTH PORTFOLIO (CONT'D)
----------------------------------
American General Annuity Ins. Co............................       I              6%
  Bank One Variable Annuity
  205 E 10th Ave.
  Amarillo, TX 79101-3507
Anchor National Life Insurance Co...........................      II             15%
  Variable Separate Account & Variable Annuity
  Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Allstate Life Insurance Company.............................      II             15%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154
The Travelers SEP ACCT ABD for..............................      II             11%
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

ENTERPRISE PORTFOLIO
--------------------
Nationwide Life Insurance Co. ..............................       I             12%
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................       I             28%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I             10%
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Hartford Life and Annuity Insurance Company.................       I              9%
  Separate Account Three
  MSDW Select Dimensions
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
Protective Life Variable Annuity............................       I             23%
  Investment Products Services                                    II             30%
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life Insurance Company.............................      II             28%
  Separate Account Three
  Attn: David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
ENTERPRISE PORTFOLIO (CONT'D)
-----------------------------
Variable Annuities of.......................................       I              7%
  The Travelers Insurance Co.
  Attn: Shareholders Accounting
  One Tower Square
  Hartford, CT 06183-0001
The Travelers Sep Acct ABD2 for.............................      II             31%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
The Travelers SEP Acct ABD for..............................      II              8%
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

GOVERNMENT PORTFOLIO
--------------------
Nationwide Life Insurance Co. ..............................       I             59%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................       I              5%
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I              9%
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Lincoln Benefit Life........................................      II              7%
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826
Protective Life Variable Annuity............................      II             12%
  Investment Products Services
  Protective Life Insurance Company
  Birmingham, AL 35202-0648
The Travelers Sep Acct ABD2 for.............................      II             23%
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
GOVERNMENT PORTFOLIO (CONT'D)
-----------------------------
The Travelers Sep Acct ABD for..............................      II              8%
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting GMS
  One Tower Square
  Hartford, CT 06183-0001
Variable Annuities of.......................................       I             16%
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001
Hartford Life and Annuity Insurance.........................      II             21%
  Company Separate Account Three
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
Guardian Insurance & Annuity S/A E..........................      II             13%
  VA 286
  Equity Accounting 3-S
  3900 Burgess Place
  Bethlehem, PA 18017-9097

GROWTH AND INCOME PORTFOLIO
---------------------------
Anchor National Life Insurance Co. .........................      II             44%
  Variable Separate Account & Variable
  Annuity Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Allstate Life Insurance Co..................................      II             12%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154
Hartford Life and Annuity Insurance.........................       I             12%
  Company Separate Account three                                  II             11%
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
The Travelers Separate Account ABD2 for.....................      II             15%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
Variable Annuities of.......................................       I              7%
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
GROWTH AND INCOME PORTFOLIO (CONT'D)
------------------------------------
Protective Life Variable Annuity............................       I             51%
  Investment Product Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Protective Premier Var Univ Life............................       I              5%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Van Kampen Generations Variable Annuities...................       I             13%
  c/o American General Life Ins. Co.
  P.O. Box 1591
  Houston, TX 77251-1591

MONEY MARKET PORTFOLIO
----------------------
American General Life Ins. Co...............................       I              8%
  Separate Account D
  Attn: James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Allstate Financial Advisors.................................       I             14%
  Separate Account I
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826
Nationwide Life Insurance Co. ..............................       I             22%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................       I              7%
  Nationwide Variable Account--3
  c/o IPO Portfolio Account
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I              7%
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Variable Annuities of.......................................      II             28%
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001
The Travelers Separate Account ABD2 for.....................       I             26%
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001

                                                                            APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 3, 2006
                 --------------------------                     ------    ----------------
MONEY MARKET PORTFOLIO (CONT'D)
-------------------------------
The Travelers SEP ACCT ABD for..............................       I              5%
  Variable Annuities of                                           II             10%
  The Travelers Insurance Co.
  Attn Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001
Allstate Life Insurance Co. of NY...........................       I             10%
  Attn: Financial Control GRP                                     II             15%
  P.O. Box 94200
  Palatine, IL 60094-4200
Allstate Life Insurance Company.............................      II             47%
  3100 Sanders Rd Ste K4A
  Northbrook, IL 60062-7154

             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in the Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectuses for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     Each Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described herein. A Portfolio does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio(s) than would be available to the Portfolio(s) investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.


ASSET-BACKED SECURITIES



     Government Securities Portfolio may invest a portion of its assets in asset-backed securities rated at the time of purchase in the highest investment grade (currently Aaa by Moody's Investors Service, Inc., AAA by Standard & Poor's or an equivalent rating by another nationally recognized statistical rating agency). The rate of principal payment generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligor on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payment of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Government Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.



     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.


SECURITIES OF FOREIGN ISSUERS

     Each Portfolio that invests in securities of foreign issuers also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of these securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may purchase and sell foreign currency on a spot basis (that is, cash basis) in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to protect against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Such foreign currency strategies may be employed before a Portfolio purchases a foreign security traded in the currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Portfolio will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


MORTGAGE-RELATED SECURITIES


     The Government Portfolio invests in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by an agency or instrumentality of the U.S. government, but not necessarily by the U.S. government itself. One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate which is backed as to principal and interest by the full faith and credit of the U.S. government. Another type of mortgage-related security is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security is a Federal Home Loan Mortgage Association Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA CERTIFICATES

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA SECURITIES

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC SECURITIES

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     The Government Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchase of a collateralized mortgage obligation at a substantial discount involves the risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchase of a collateralized mortgage obligation at a premium involves additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of a collateralized mortgage obligation purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

FORWARD COMMITMENTS

     Each of the Aggressive Growth Portfolio and the Government Portfolio may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.

     Relative to a Forward Commitment purchase, the Portfolio will segregate cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the amount segregated may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.

     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio may engage in Forward Commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio will segregate either the security covered by the Forward Commitment or cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INVERSE FLOATING RATE OBLIGATIONS

     The Government Portfolio may invest up to 10% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Government Portfolio may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Government Portfolio may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

INTEREST RATE TRANSACTIONS


     The Government Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Government Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Government Portfolio may also enter into these transactions to protect against any increase in the price of securities the Government Portfolio anticipates purchasing at a later date. The Government Portfolio does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Government Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Government Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.


     The Government Portfolio may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Government Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Government Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and the Portfolio will segregate an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Government Portfolio enters into an interest rate swap on other than a net basis, the Government Portfolio would segregate the full amount accrued on a daily basis of the Government Portfolio's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Government Portfolio segregates assets to cover the obligations under the transactions. The Government Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Government Portfolio's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Government Portfolio will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Government Portfolio sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Government Portfolio's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Government Portfolio would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Government Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Government Portfolio's risk of loss consists of the net amount of interest payments that the Government Portfolio contractually is entitled to receive.

PORTFOLIO TURNOVER


     The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Government Portfolio's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the Government Portfolio's reported portfolio turnover rate to be higher during the last three fiscal years than in previous fiscal years.


ILLIQUID SECURITIES

     Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Portfolio's Board of Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Portfolio uses the amortized cost method of valuing the Money Market Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     In accordance with Rule 2a-7, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees.

CONVERTIBLE SECURITIES

     A Portfolio's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which a Portfolio may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Portfolio to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Portfolio is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Portfolio to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Portfolio's investments.

     For each of the Aggressive Growth Portfolio, Comstock Portfolio, Emerging Growth Portfolio and Enterprise Portfolio, up to 5% of such Portfolio's net assets may be invested in convertible securities that are below investment grade. For the Growth and Income Portfolio, up to 15% of such Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although a Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by a Portfolio there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

                             STRATEGIC TRANSACTIONS


     Each of the Portfolios, except the Money Market Portfolio, may, but is not required to, use various investment strategic transactions as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further a Portfolio's investment objective(s), no assurance can be given that the use of these transactions will achieve this result. The Portfolio's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification of the Portfolio as a regulated investment company.


WRITING CALL AND PUT OPTIONS

     Purpose. Options may be utilized to hedge various market risks or to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover rate.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio and Comstock Portfolio write call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account cash and/or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account cash and/or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.

     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by a Portfolio and portfolio securities "covering" the amount of such Portfolio's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on illiquid securities described herein.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     A Portfolio could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.

     The Government Portfolio will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.

     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will segregate the Treasury bills so that they will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON STOCK INDICES (AGGRESSIVE GROWTH PORTFOLIO, COMSTOCK PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO AND GROWTH AND INCOME PORTFOLIO
ONLY)

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on certain United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS


     Certain Portfolios may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios would be exempt from registration as a "commodity pool."


     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     A Portfolio also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

     Futures Contract Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's investment portfolio changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to a Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although a Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     A Portfolio will not enter into a futures contract or option (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which a Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and options on futures contracts. To prevent leverage in connection with the purchase of futures contracts by a Portfolio, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Portfolio when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Portfolio may write.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures contracts or options on futures contracts, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash and/or liquid securities to the extent such Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS


     Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Portfolio's voting securities present at a meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Portfolios are subject to the restrictions set forth below. (Those restrictions that are only applicable to certain Portfolios are noted as such.)


THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE AGGRESSIVE GROWTH PORTFOLIO:

The Aggressive Growth Portfolio shall not:

      1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      2. Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      4. Invest in any security if, as a result, 25% or more of the value of the Portfolio's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

     The Portfolio has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE COMSTOCK PORTFOLIO:

The Comstock Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and options on futures contracts and make margin deposits and payments in connection therewith.

      3. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and options on futures contracts.

      4. Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time,
           (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and options on futures contracts.

      6. Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the trustees. The Portfolio shall not:

      1. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of foreign issuers.

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      3. Invest in interests in oil, gas, or other mineral exploration or development programs.

      4. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or retain securities of any issuer if those officers and trustees of the Portfolio or its investment adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      6. Invest more than 5% of its assets in the securities of any one issuer other than the United States government, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the

           Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

      8. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

      9. Invest 25% or more of its total net value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:

A Portfolio shall not:

      1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.

      2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH
PORTFOLIO:

The Emerging Growth Portfolio shall not:

      1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts.

      2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or options on futures contracts.

      3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

      4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

      5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

      6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.

      8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges).

     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses.

     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Emerging Growth Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ENTERPRISE
PORTFOLIO:

The Enterprise Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
           (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

      9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

     In addition to the foregoing policies which may not be approved without shareholder approval, the Enterprise Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:

The Government Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures contracts and options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or options on interest rate futures contracts transactions is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance.

     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and options on interest rate futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or options on futures contracts if more than 30% of the Portfolio's total assets would be so invested.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Government Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:

      1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

      2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

      3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

      4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

      5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

      6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the trustees.

      1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

      2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

      3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

      4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act, as amended from time to time.

      5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

      6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      8. Invest 25% or more of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
           (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11.   Write put or call options.

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

     13. Purchase any security which matures more than one year from the date of purchase.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Money Market Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.


                              INDEPENDENT TRUSTEES

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
David C. Arch (60)               Trustee          +       Chairman and Chief Executive Officer of          67
Blistex Inc.                                              Blistex Inc., a consumer health care
1800 Swift Drive                                          products manufacturer. Director of the
Oak Brook, IL 60523                                       Heartland Alliance, a nonprofit
                                                          organization serving human needs based in
                                                          Chicago. Director of St. Vincent de Paul
                                                          Center, a Chicago based day care facility
                                                          serving the children of low income
                                                          families. Board member of the Illinois
                                                          Manufacturers' Association.

Jerry D. Choate (67)             Trustee          +       Prior to January 1999, Chairman and Chief        65
33971 Selva Road                                          Executive Officer of the Allstate
Suite 130                                                 Corporation ("Allstate") and Allstate
Dana Point, CA 92629                                      Insurance Company. Prior to January 1995,
                                                          President and Chief Executive Officer of
                                                          Allstate. Prior to August 1994, various
                                                          management positions at Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (60)               Trustee/Director/
Blistex Inc.                     Managing General
1800 Swift Drive                 Partner of funds in
Oak Brook, IL 60523              the Fund Complex.


Jerry D. Choate (67)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of Amgen
                                 Inc., a
                                 biotechnological
                                 company, and Director
                                 of Valero Energy
                                 Corporation, an
                                 independent refining
                                 company.

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Rod Dammeyer (65)                Trustee          +       President of CAC, L.L.C., a private company      67
CAC, llc.                                                 offering capital investment and management
4350 LaJolla Village Drive                                advisory services. Prior to February 2001,
Suite 980                                                 Vice Chairman and Director of Anixter
San Diego, CA 92122-6223                                  International, Inc., a global distributor
                                                          of wire, cable and communications
                                                          connectivity products. Prior to July 2000,
                                                          Managing Partner of Equity Group Corporate
                                                          Investment (EGI), a company that makes
                                                          private investments in other companies.

Linda Hutton Heagy (57)          Trustee          +       Managing Partner of Heidrick & Struggles,        65
Heidrick & Struggles                                      an executive search firm. Trustee on the
233 South Wacker Drive                                    University of Chicago Hospitals Board, Vice
Suite 7000                                                Chair of the Board of the YMCA of
Chicago, IL 60606                                         Metropolitan Chicago and a member of the
                                                          Women's Board of the University of Chicago.
                                                          Prior to 1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting firm. Prior
                                                          to 1996, Trustee of The International House
                                                          Board, a fellowship and housing
                                                          organization for international graduate
                                                          students. Prior to 1995, Executive Vice
                                                          President of ABN AMRO, N.A., a bank holding
                                                          company. Prior to 1990, Executive Vice
                                                          President of The Exchange National Bank.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Rod Dammeyer (65)                Trustee/Director/
CAC, llc.                        Managing General
4350 LaJolla Village Drive       Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of Quidel
                                 Corporation,
                                 Stericycle, Inc.,
                                 Ventana Medical
                                 Systems, Inc. GATX
                                 Corporation, and
                                 Trustee of The
                                 Scripps Research
                                 Institute. Prior to
                                 January 2005, Trustee
                                 of the University of
                                 Chicago Hospitals and
                                 Health Systems. Prior
                                 to April 2004,
                                 Director of
                                 TheraSense, Inc.
                                 Prior to January
                                 2004, Director of
                                 TeleTech Holdings
                                 Inc. and Arris Group,
                                 Inc. Prior to May
                                 2002, Director of
                                 Peregrine Systems
                                 Inc. Prior to
                                 February 2001,
                                 Director of IMC
                                 Global Inc. Prior to
                                 July 2000, Director
                                 of Allied Riser
                                 Communications Corp.,
                                 Matria Healthcare
                                 Inc., Transmedia
                                 Networks, Inc., CNA
                                 Surety, Corp. and
                                 Grupo Azcarero Mexico
                                 (GAM).

Linda Hutton Heagy (57)          Trustee/Director/
Heidrick & Struggles             Managing General
233 South Wacker Drive           Partner of funds in
Suite 7000                       the Fund Complex.
Chicago, IL 60606

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

R. Craig Kennedy (54)            Trustee          +       Director and President of the German             65
1744 R Street, NW                                         Marshall Fund of the United States, an
Washington, D.C. 20009                                    independent U.S. foundation created to
                                                          deepen understanding, promote collaboration
                                                          and stimulate exchanges of practical
                                                          experience between Americans and Europeans.
                                                          Formerly, advisor to the Dennis Trading
                                                          Group Inc., a managed futures and option
                                                          company that invests money for individuals
                                                          and institutions. Prior to 1992, President
                                                          and Chief Executive Officer, Director and
                                                          member of the Investment Committee of the
                                                          Joyce Foundation, a private foundation.

Howard J Kerr (70)               Trustee          +       Prior to 1998, President and Chief               67
14 Huron Trace                                            Executive Officer of Pocklington
Galena, IL 61036                                          Corporation, Inc., an investment holding
                                                          company. Director of the Marrow Foundation.

Jack E. Nelson (69)              Trustee          +       President of Nelson Investment Planning          65
423 Country Club Drive                                    Services, Inc., a financial planning
Winter Park, FL 32789                                     company and registered investment adviser
                                                          in the State of Florida. President of
                                                          Nelson Ivest Brokerage Services Inc., a
                                                          member of the NASD, Securities Investors
                                                          Protection Corp. and the Municipal
                                                          Securities Rulemaking Board. President of
                                                          Nelson Sales and Services Corporation, a
                                                          marketing and services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (65)        Trustee          +       President Emeritus and Honorary Trustee of       67
1126 E. 59th Street                                       the University of Chicago and the Adam
Chicago, IL 60637                                         Smith Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to July 2000,
                                                          President of the University of Chicago.
                                                          Trustee of the University of Rochester and
                                                          a member of its investment committee.
                                                          Member of the National Academy of Sciences,
                                                          the American Philosophical Society and a
                                                          fellow of the American Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, Ph.D. (64)   Trustee          +       Chief Communications Officer of the              65
815 Cumberstone Road                                      National Academy of Sciences/National
Harwood, MD 20776                                         Research Council, an independent, federally
                                                          chartered policy institution, from 2001 to
                                                          November 2003 and Chief Operating Officer
                                                          from 1993 to 2001. Director of the
                                                          Institute for Defense Analyses, a federally
                                                          funded research and development center,
                                                          Director of the German Marshall Fund of the
                                                          United States, Director of the Rocky
                                                          Mountain Institute and Trustee of Colorado
                                                          College. Prior to 1993, Executive Director
                                                          of the Commission on Behavioral and Social
                                                          Sciences and Education at the National
                                                          Academy of Sciences/National Research
                                                          Council. From 1980 through 1989, Partner of
                                                          Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

R. Craig Kennedy (54)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, D.C. 20009           Partner of funds in
                                 the Fund Complex.

Howard J Kerr (70)               Trustee/Director/
14 Huron Trace                   Managing General
Galena, IL 61036                 Partner of funds in
                                 the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.

Jack E. Nelson (69)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.

Hugo F. Sonnenschein (65)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Director of Winston
                                 Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64)   Trustee/Director/
815 Cumberstone Road             Managing General
Harwood, MD 20776                Partner of funds in
                                 the Fund Complex.
                                 Director of Fluor
                                 Corp., an
                                 engineering,
                                 procurement and
                                 construction
                                 organization, since
                                 January 2004 and
                                 Director of Neurogen
                                 Corporation, a
                                 pharmaceutical
                                 company, since
                                 January 1998.

                              INTERESTED TRUSTEE*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE

Wayne W. Whalen* (66)       Trustee      +           Partner in the law firm of Skadden, Arps,            67
333 West Wacker Drive                                Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                    funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE

Wayne W. Whalen* (66)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.


------------------------------------

+ See Table D below.


* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS





                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (67)          President and       Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas     Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. and Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (52)                Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                         since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer -- Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (51)           Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square, Canary Wharf                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
London, GBR E14 4QA                                             and Van Kampen Advisors Inc. Chief Investment
                                                                Officer -- Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (44)            Vice President      Officer     Managing Director and General U.S. Investment Management;
1221 Avenue of the Americas                         since 2004  Managing Director of Morgan Stanley Investment Management
New York, NY 10020                                              Inc., Morgan Stanley Investment Advisers Inc. and the
                                                                Adviser. Vice President of the Morgan Stanley Institutional
                                                                and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing
                                                                Director and General Counsel of Americas, UBS Global Asset
                                                                Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc from January 1997 to
                                                                July 2000.

Stefanie V. Chang (39)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas     and Secretary       since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                              Complex.


John L. Sullivan (50)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)            Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza                Officer and         since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of funds in the Fund Complex since August 2005. Prior to
                                                                June 2005, Vice President and Chief Financial Officer of
                                                                Enterprise Capital Management, Inc., an investment holding company.


COMPENSATION


     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange

Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Portfolio and earn a rate of return determined by reference to the return on the common shares of the Portfolio or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Portfolio. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Portfolio prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Portfolio. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Portfolio.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                        Fund Complex
                                                       ----------------------------------------------
                                                        Aggregate       Aggregate
                                                       Pension or       Estimated           Total
                                                       Retirement     Maximum Annual    Compensation
                                         Aggregate      Benefits      Benefits from        before
                                        Compensation   Accrued as        the Fund       Deferral from
                                          from the       Part of       Complex Upon         Fund
                    Name(1)               Trust(2)     Expenses(3)    Retirement(4)      Complex(5)
                    -------             ------------   -----------   ----------------   -------------
          INDEPENDENT TRUSTEES
          David C. Arch                   $10,756       $ 40,874         $105,000         $222,935
          Jerry D. Choate                   9,552         95,781           92,000          199,799
          Rod Dammeyer                     10,756         73,108          105,000          222,935
          Linda Hutton Heagy               10,693         29,065          100,000          214,425
          R. Craig Kennedy                 10,693         20,314          100,000          214,425
          Howard J Kerr                    10,756        158,695          103,750          222,935
          Jack E. Nelson                   10,693        110,864           84,000          214,425
          Hugo F. Sonnenschein             10,756         74,118          105,000          222,935
          Suzanne H. Woolsey               10,693         68,505          100,000          214,425
          INTERESTED TRUSTEE
          Wayne W. Whalen                  10,756         80,233          105,000          222,935


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Portfolios and certain other funds in the Fund Complex. Richard F. Powers III and Mitchell M. Merin resigned as members of the Board of Trustees of the Portfolios and other funds in the Fund Complex on September 22, 2005.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating portfolios of the Trust during the fiscal year ended December 31, 2005. The details of aggregate compensation before deferral for each operating portfolio of the Trust during the fiscal year ended December 31, 2005 are shown in Table A below. The details of compensation deferred for each operating

    Portfolio of the Trust during the fiscal year ended December 31, 2005 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating portfolio of the Trust as of December 31, 2005 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2005. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2005 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.


                                                                         TABLE A

         2005 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO



                                                                     INDEPENDENT TRUSTEES
                                    FISCAL    -------------------------------------------------------------------
PORTFOLIO NAME                     YEAR-END    ARCH     CHOATE   DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
--------------                     --------    ----     ------   --------    -----    -------    ----     ------
  Aggressive Growth Portfolio....   12/31     $ 1,197   $1,028   $ 1,197    $ 1,191   $ 1,191   $ 1,197   $ 1,191
  Comstock Portfolio.............   12/31       2,407    2,230     2,407      2,393     2,393     2,407     2,393
  Emerging Growth Portfolio......   12/31       1,455    1,283     1,455      1,446     1,446     1,455     1,446
  Enterprise Portfolio...........   12/31       1,256    1,086     1,256      1,249     1,249     1,256     1,249
  Government Portfolio...........   12/31       1,269    1,099     1,269      1,262     1,262     1,269     1,262
  Growth and Income Portfolio....   12/31       1,953    1,778     1,953      1,941     1,941     1,953     1,941
  Money Market Portfolio.........   12/31       1,219    1,048     1,219      1,211     1,211     1,219     1,211
                                              -------   ------   -------    -------   -------   -------   -------
    Trust total..................             $10,756   $9,552   $10,756    $10,693   $10,693   $10,756   $10,693

                                                             CURRENT
                                                            INTERESTED
                                    INDEPENDENT TRUSTEES     TRUSTEE
                                   ----------------------   ----------
PORTFOLIO NAME                     SONNENSCHEIN   WOOLSEY     WHALEN
--------------                     ------------   -------     ------
  Aggressive Growth Portfolio....    $ 1,197      $ 1,191    $ 1,197
  Comstock Portfolio.............      2,407        2,393      2,407
  Emerging Growth Portfolio......      1,455        1,446      1,455
  Enterprise Portfolio...........      1,256        1,249      1,256
  Government Portfolio...........      1,269        1,262      1,269
  Growth and Income Portfolio....      1,953        1,941      1,953
  Money Market Portfolio.........      1,219        1,211      1,219
                                     -------      -------    -------
    Trust total..................    $10,756      $10,693    $10,756


                                                                         TABLE B


     2005 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO



                                                                                                                        CURRENT
                                                                                                                       INTERESTED
                                                                           INDEPENDENT TRUSTEES                         TRUSTEE
                                            FISCAL    --------------------------------------------------------------   ----------
PORTFOLIO NAME                             YEAR-END   CHOATE   DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
--------------                             --------   ------   --------    -----    -------   ------    ------------     ------
  Aggressive Growth Portfolio............   12/31     $1,028   $ 1,197    $ 1,191    $ 92     $ 1,191     $ 1,197       $ 1,197
  Comstock Portfolio.....................   12/31      2,230     2,407      2,393     273       2,393       2,407         2,407
  Emerging Growth Portfolio..............   12/31      1,283     1,455      1,446     124       1,446       1,455         1,455
  Enterprise Portfolio...................   12/31      1,086     1,256      1,249      99       1,249       1,256         1,256
  Government Portfolio...................   12/31      1,099     1,269      1,262     102       1,262       1,269         1,269
  Growth and Income Portfolio............   12/31      1,778     1,953      1,941     197       1,941       1,953         1,953
  Money Market Portfolio.................   12/31      1,048     1,219      1,211      95       1,211       1,219         1,219
                                                      ------   -------    -------    ----     -------     -------       -------
    Trust total..........................             $9,552   $10,756    $10,693    $982     $10,693     $10,756       $10,756

                                                                         TABLE C

                CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)

                       FROM THE TRUST AND EACH PORTFOLIO


                                                   CURRENT INDEPENDENT TRUSTEES
                       FISCAL    ----------------------------------------------------------------
PORTFOLIO NAME        YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY    NELSON    SONNENSCHEIN
--------------        --------   ------    --------    -----    -------    ------    ------------
  Aggressive Growth
    Portfolio........  12/31     $ 6,502   $ 2,715    $ 6,276   $ 1,198   $  7,099     $ 3,135
  Comstock
    Portfolio........  12/31      11,134     4,955     10,473     2,340     11,958       5,513
  Emerging Growth
    Portfolio........  12/31      10,865     3,465     12,158     5,532     18,019       3,947
  Enterprise
    Portfolio........  12/31      11,702     2,921     15,409    10,530     27,027       3,359
  Government
    Portfolio........  12/31      11,313     2,935     14,723     9,773     25,972       3,373
  Growth and Income
    Portfolio........  12/31      13,414     4,306     13,994     6,413     19,389       4,836
  Money Market
    Portfolio........  12/31       8,161     2,794      9,724     4,826     15,504       3,221
                                 -------   -------    -------   -------   --------     -------
    Trust Total......            $73,091   $24,091    $82,757   $40,612   $124,968     $27,384

                                                                                    CURRENT
                                                                                   INTERESTED
                                      FORMER INDEPENDENT TRUSTEES                   TRUSTEE
                       ---------------------------------------------------------   ----------
PORTFOLIO NAME         BRANAGAN   MILLER    REES     ROBINSON   ROONEY    SISTO      WHALEN
--------------         --------   ------    ----     --------   ------    -----      ------
  Aggressive Growth
    Portfolio........  $ 2,441    $    0   $     0    $    0    $ 242    $    74    $  6,743
  Comstock
    Portfolio........    4,661         0         0         0      516        857      11,233
  Emerging Growth
    Portfolio........   10,103       226       105       627    1,148      2,654      14,775
  Enterprise
    Portfolio........   17,171       517     6,062     1,440    2,054     26,507      20,565
  Government
    Portfolio........   16,353       493     5,927     1,327    1,941     21,332      19,800
  Growth and Income
    Portfolio........   12,374         0         0         0    1,719      3,689      16,475
  Money Market
    Portfolio........    8,507       243     3,448       628      955      9,776      12,370
                       -------    ------   -------    ------    ------   -------    --------
    Trust Total......  $71,610    $1,479   $15,542    $4,022    $8,575   $64,889    $101,961


                                                                         TABLE D

     YEAR OF TRUSTEE ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
PORTFOLIO NAME                   ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
--------------                   ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
  Aggressive Growth
    Portfolio..................  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
  Comstock Portfolio...........  2003    1999      2003     1998     1998     2003    1998        2003        1999        1998
  Emerging Growth Portfolio....  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Enterprise Portfolio.........  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Government Portfolio.........  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Growth and Income
    Portfolio..................  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Money Market Portfolio.......  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995


                                                                         TABLE E

     YEAR OF OFFICER ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST


                                                                                            OFFICERS
                                                                ----------------------------------------------------------------
PORTFOLIO NAME                                                  CHANG   DOBERMAN   GERMANY   GOFF    ROBISON    SHEA    SULLIVAN
--------------                                                  -----   --------   -------   ----    -------    ----    --------
  Aggressive Growth Portfolio...............................    2003      2004      2006     2005     2003      2006      2000
  Comstock Portfolio........................................    2003      2004      2006     2005     2003      2006      1998
  Emerging Growth Portfolio.................................    2003      2004      2006     2005     2003      2006      1996
  Enterprise Portfolio......................................    2003      2004      2006     2005     2003      2006      1996
  Government Portfolio......................................    2003      2004      2006     2005     2003      2006      1996
  Growth and Income Portfolio...............................    2003      2004      2006     2005     2003      2006      1996
  Money Market Portfolio....................................    2003      2004      2006     2005     2003      2006      1996


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Portfolio as defined by the 1940 Act and (2) are "independent" of the Portfolio as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Trust's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Trust's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each fund with management as well as with the independent registered public accounting firm of each fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of each fund that each Fund's audited financial statements be included in each fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Trust, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Trust select and nominate any other nominee Independent Trustees for the Trust. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Portfolio's last fiscal year, the Board of Trustees held 13 meetings. During the Portfolio's last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 3 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Portfolio's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Portfolio not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each Portfolio and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2005 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES


                                                                                   TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN THE  ------------------------------------------------------------------------------------------
PORTFOLIOS                                  ARCH    CHOATE   DAMMEYER    HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
----------------------------------------    ----    ------   --------    -----    -------    ----    ------   ------------  -------
  Aggressive Growth Portfolio...            none     none      none      none       none     none     none        none        none
  Comstock Portfolio.....                   none     none      none      none       none     none     none        none        none
  Emerging Growth Portfolio...              none     none      none      none       none     none     none        none        none
  Enterprise Portfolio...                   none     none      none      none       none     none     none        none        none
  Government Portfolio...                   none     none      none      none       none     none     none        none        none
  Growth and Income Portfolio...            none     none      none      none       none     none     none        none        none
  Money Market Portfolio...                 none     none      none      none       none     none     none        none        none
    Aggregate dollar range of equity
      securities in all registered
      investment companies
      overseen by trustee in the Fund
      Complex............                 $50,001-    $1-      over    $50,001-     over      $1-      $1-      $10,001-    $10,001-
                                          $100,000  $10,000  $100,000  $100,000   $100,000  $10,000  $10,000    $50,000     $50,000



INTERESTED TRUSTEE



                                                              TRUSTEE
                                                              --------
    DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS        WHALEN
    ---------------------------------------------------        ------
  Aggressive Growth Portfolio...............................    none
  Comstock Portfolio........................................    none
  Emerging Growth Portfolio.................................    none
  Enterprise Portfolio......................................    none
  Government Portfolio......................................    none
  Growth and Income Portfolio...............................    none
  Money Market Portfolio....................................    none
    Aggregate dollar range of equity securities in all
     registered investment companies overseen by trustee in
     the Fund Complex.......................................    over
                                                              $100,000



     Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.


          2005 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES


                                                                               TRUSTEES
                                     --------------------------------------------------------------------------------------------
                                       ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  --------  --------  --------  --------  --------  --------  ------------  --------
Aggressive Growth Portfolio........    none      none      none      none      none      none      none        none        none
Comstock Portfolio.................    none      none      none      none      none      none      none        none        none
Emerging Growth Portfolio..........    none      none      none      none      none      none      none        none        none
Enterprise Portfolio...............    none      none      none      none      none      none      none        none        none
Government Portfolio...............    none      none      none      none      none      none      none        none        none
Growth and Income Portfolio........    none      none      none      none      none      none      none        none        none
Money Market Portfolio.............    none      none      none      none      none      none      none        none        none
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen by
   trustee in the Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,001-
                                     $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000



INTERESTED TRUSTEE



                                                              TRUSTEE
                                                              --------
                                                               WHALEN
                                                              --------
Aggressive Growth Portfolio.................................    none
Comstock Portfolio..........................................    none
Emerging Growth Portfolio...................................    none
Enterprise Portfolio........................................    none
Government Portfolio........................................    none
Growth and Income Portfolio.................................    none
Money Market Portfolio......................................    none
 Aggregate dollar range of equity securities in all
   registered investment companies overseen by trustee in
   the Fund Complex.........................................    over
                                                              $100,000



     As of April 3, 2006, the trustees and officers of the Trust as a group owned less than 1% of the shares of each Portfolio.


CODE OF ETHICS

     Each Portfolio, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Portfolio, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Portfolio or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Portfolio or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including four advisory agreements designated herein as the "Aggressive Growth Advisory Agreement," "Comstock Advisory Agreement," "Emerging Growth Advisory Agreement," and "Growth and Income Advisory Agreement", for the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio and the Growth and Income Portfolio, respectively. The Combined Advisory Agreement for the Combined Portfolios and the separate advisory agreements for the remaining Portfolios are referred to herein collectively as the "Advisory Agreements." Under the Advisory Agreements, the Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Portfolio's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, renders periodic reports to the Trust's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Portfolios if elected to such positions. Each Portfolio bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

     The Advisory Agreements also provide that the Adviser shall not be liable to the Trust for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreements.

     Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:

--------------------------------------------------------------------
Aggressive Growth Portfolio (based on the Portfolio's
average daily net assets)
     First $500 million.....................................   0.75%
     Next $500 million......................................   0.70%
     Over $1 billion........................................   0.65%
Enterprise Portfolio, Government Portfolio and Money Market
Portfolio (based upon their combined average daily net
assets)
     First $500 million.....................................   0.50%
     Next $500 million......................................   0.45%
     Over $1 billion........................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets and the amount allocated to the Money Market
     Portfolio is hereby defined as the "Money Market Pro
     Rata Amount.")
Comstock Portfolio and Growth and Income Portfolio (based on each Portfolio's average daily net assets)
     First $500 million.....................................   0.60%
     Over $500 million......................................   0.55%
Emerging Growth Portfolio (based upon the Portfolio's
average daily net assets)
     First $500 million.....................................   0.70%
     Next $500 million......................................   0.65%
     Over $1 billion........................................   0.60%

Effective November 1, 2004, the Board of Trustees of the Trust approved a change to the Combined Advisory Agreement which change provides that the amount to be paid by the Money Market Portfolio shall be the lesser of: (1) the Money Market Pro Rata Amount (as calculated above) or (2) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Money Market Portfolio only (the "Money Market Only Amount") as follows:

AVERAGE DAILY NET ASSETS                                PERCENT PER ANNUM
------------------------                                -----------------
First $250 million....................................       0.450%
Next $500 million.....................................       0.375%
Next $500 million.....................................       0.325%
Next $250 million.....................................       0.300%
Next $250 million.....................................       0.275%
Next $500 million.....................................       0.250%
Next $500 million.....................................       0.225%
Next $12.25 billion...................................       0.200%
Next $2.5 billion.....................................       0.199%
Next $7.5 billion.....................................       0.198%
Next $5 billion.......................................       0.197%
Over $30 billion......................................       0.196%


The Adviser agrees to forego any difference between the Money Market Pro Rata Amount and the Money Market Only Amount. The advisory fee amounts payable by the other Portfolios (excluding the Money Market Portfolio) are not impacted by the Money Market Only Amount and/or any amounts the Adviser foregoes by applying the Money Market Only Amount.


     The Adviser has voluntarily agreed to reimburse certain Portfolios for all expenses as a percent of average daily net assets in excess of the following:

                                                      CLASS I    CLASS II
                                                       SHARES     SHARES
                                                      --------   --------
     -----------------------------------------------
     Aggressive Growth Portfolio....................       N/A      1.26%
     Enterprise Portfolio...........................     0.60%      0.85%
     Government Portfolio...........................     0.60%      0.85%
     Money Market Portfolio.........................     0.60%      0.85%

------------------------------------
N/A-- Not Applicable. The Aggressive Growth Portfolio does not offer Class I
      Shares.

     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.

     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. Generally, the fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the benefit of the Portfolios and to advise the Trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Portfolios' investment transactions or other arrangements which may benefit the Portfolios.


     The following table shows the approximate advisory fees accrued under the Advisory Agreements and shows contractual and voluntary expense reimbursements by the Adviser during the fiscal years ended December 31, 2005, 2004 and 2003, as applicable.


ADVISORY FEES

                                                                                                                        GROWTH
                                     AGGRESSIVE                        EMERGING                                          AND
FISCAL YEAR ENDED                      GROWTH         COMSTOCK          GROWTH        ENTERPRISE      GOVERNMENT        INCOME
DECEMBER 31, 2005:                   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------                   ----------      -----------      ----------      ----------      ----------      ----------

Advisory fees accrued                 $299,900       $12,429,400      $3,270,000       $681,900        $817,500       $7,694,900
Contractual expense
 reimbursement                             -0-               -0-             -0-            -0-             -0-              -0-
Voluntary expense reimbursement       $117,800               -0-             -0-       $101,500        $ 59,500              -0-


                                   MONEY
FISCAL YEAR ENDED                 MARKET
DECEMBER 31, 2005:               PORTFOLIO
------------------               ---------
Advisory fees accrued            $350,000
Contractual expense
 reimbursement                        -0-
Voluntary expense reimbursement  $ 24,800




FISCAL YEAR ENDED
DECEMBER 31, 2004:
-------------------------------

Advisory fees accrued                 $100,600       $ 6,995,500      $3,335,300       $740,100        $724,200       $5,459,000
Contractual expense
 reimbursement                             -0-               -0-             -0-            -0-             -0-              -0-
Voluntary expense reimbursement       $ 99,700               -0-             -0-       $ 49,200          73,300              -0-



FISCAL YEAR ENDED
DECEMBER 31, 2004:
-------------------------------
Advisory fees accrued            $240,800
Contractual expense
 reimbursement                        -0-
Voluntary expense reimbursement  $ 68,600




FISCAL YEAR ENDED
DECEMBER 31, 2003:
-------------------------------

Advisory fees accrued                 $ 26,100       $ 3,479,600      $2,849,100       $700,500        $759,600       $3,048,200
Contractual expense
 reimbursement                             -0-               -0-             -0-            -0-             -0-              -0-
Voluntary expense reimbursement       $ 26,100               -0-             -0-       $ 57,400        $ 52,200              -0-



FISCAL YEAR ENDED
DECEMBER 31, 2003:
-------------------------------
Advisory fees accrued            $272,300
Contractual expense
 reimbursement                        -0-
Voluntary expense reimbursement  $ 62,400


LITIGATION INVOLVING THE ADVISER


     The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation.

     The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of litigation.



     The plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The Plaintiffs recently voluntarily dismissed without prejudice all claims against the independent trustees. The court also dismissed all claims against the Adviser and its affiliates except for a claim that the Adviser received excessive compensation for services during the one-year period preceding the filing of the action.



     The Adviser and one of the investment companies advised by the Adviser were named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleged, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint sought unspecified compensatory damages, punitive damages, fees and costs. The case was dismissed with prejudice but remains subject to ongoing appeals, including an appeal to the United States Supreme Court.


                              PORTFOLIO MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


WITH RESPECT TO THE AGGRESSIVE GROWTH PORTFOLIO AND THE EMERGING GROWTH PORTFOLIO AS OF DECEMBER 31, 2005:



     Gary Lewis managed eight mutual funds with a total of approximately $8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.



     Dudley Brickhouse managed eight mutual funds with a total of approximately $8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.



     Janet Luby managed eight mutual funds with a total of approximately $8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.



     Matthew Hart managed eight mutual funds with a total of approximately $8 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Scott Miller managed seven mutual funds with a total of approximately $7.9 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.



WITH RESPECT TO THE COMSTOCK PORTFOLIO AS OF DECEMBER 31, 2005:



     B. Robert Baker managed 16 mutual funds with a total of approximately $26 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets; and 18,999 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.2 billion in assets.



     Jason S. Leder managed 16 mutual funds with a total of approximately $26.6 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets; and 18,999 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.2 billion in assets.



     Kevin C. Holt managed 16 mutual funds with a total of approximately $26.6 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets; and 18,999 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.2 billion in assets.



WITH RESPECT TO THE ENTERPRISE PORTFOLIO AS OF DECEMBER 31, 2005:



     Sandip Bhagat managed three mutual funds with a total of approximately $1.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $6.7 million in assets; and seven other accounts with a total of approximately $476.9 million in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had performance based fees.



     Feng Chang managed two mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.



     Kevin Jung managed nine mutual funds with a total of approximately $6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.



     Leah Modigliani managed three mutual funds with a total of approximately $1.7 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.



     Hooman Yaghoobi managed two mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.



WITH RESPECT TO THE GOVERNMENT PORTFOLIO AS OF DECEMBER 31, 2005:



     Scott F. Richard managed eight mutual funds with a total of approximately $11.8 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $401.3 million in assets; and nine other accounts with a total of approximately $2.3 billion in assets. Of these other accounts, one account with a total of approximately $260.7 million in assets had performance based fees.



     Jaidip Singh managed four mutual funds with a total of approximately $4.5 billion in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $118.6 million in assets.



     Michael Luo managed eight mutual funds with a total of approximately $9.3 billion in assets; no pooled investment vehicles other than mutual funds and eight other accounts with a total of approximately $934.8 million in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had performance based fees.

WITH RESPECT TO THE GROWTH AND INCOME PORTFOLIO AS OF DECEMBER 31, 2005:



     James A. Gilligan managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.



     James O. Roeder managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.



     Vincent E. Vizachero managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.



     Thomas B. Bastian managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.



     Sergio Marcheli managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolios. Except as described above, the portfolio managers of each Portfolio do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;


     - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;



     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.


     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Portfolios, each Portfolio's investment performance is measured against the index listed in each Portfolio's prospectus and against appropriate rankings or ratings prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor Portfolio performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.


     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of December 31, 2005, the dollar range of securities beneficially owned (either directly or notionally, through certain defined contribution and/or deferred compensation program) by each portfolio manager in each Portfolio is shown below:



Aggressive Growth Portfolio:
     Gary Lewis:..........................  None(1)
     Dudley Brickhouse:...................  None(1)
     Janet Luby:..........................  None(1)
     Matthew Hart:........................  None(1)
     Scott Miller:........................  None(1)
Comstock Portfolio:
     B. Robert Baker(1):..................  None(1)
     Jason Leder(1):......................  None(1)
     Kevin C. Holt(1):....................  None(1)
Emerging Growth Portfolio:
     Gary M. Lewis:.......................  None(1)
     Dudley Brickhouse:...................  None
     Janet Luby:..........................  None(1)
     Matthew Hart:........................  None(1)
     Scott Miller:........................  None
Enterprise Portfolio:
     Sandip Bhagat:.......................  None
     Feng Chang:..........................  None
     Kevin Jung:..........................  None
     Leah Modigliani:.....................  None
     Hooman Yaghoobi:.....................  None
Growth and Income Portfolio:
     James A. Gilligan:...................  None(1)
     James O. Roeder:.....................  None(1)
     Vincent E. Vizachero:................  None(1)
     Thomas B. Bastian:...................  None(1)
     Sergio Marcheli:.....................  None(1)
Government Portfolio:
     Scott F. Richard:....................  None
     Michael Luo:.........................  None


------------------------------------


(1) Although the portfolio manager does not have any assets directly invested in the applicable Portfolio, he/she has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

                                OTHER AGREEMENTS


ACCOUNTING SERVICES AGREEMENT



     The Portfolios have entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Portfolios supplementary to those provided by the custodian. Such services are expected to enable the Portfolios to more closely monitor and maintain their accounts and records. The Portfolios pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Portfolio shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.


LEGAL SERVICES AGREEMENT


     The Aggressive Growth Portfolio and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of such funds' minute books and records, preparation and oversight of such funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of such funds. Payment by such funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT



     Each Portfolio has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Portfolio and other Van Kampen funds. The Portfolios' Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Portfolios and other Van Kampen funds. The Portfolios reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Portfolios share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

PORTFOLIO PAYMENTS PURSUANT TO THESE AGREEMENTS



     Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Portfolio the following approximate amounts:*



                                                           FISCAL YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
                 FUND NAME                          2005                2004                2003
                 ---------                          ----                ----                ----
Aggressive Growth Portfolio                        $64,700             $22,300             $    --
Comstock Portfolio                                  93,500              54,000              35,800
Emerging Growth Portfolio                           30,200              27,700              32,600
Enterprise Portfolio                                18,000              15,000              20,600
Government Portfolio                                18,400              16,900              25,900
Growth and Income Portfolio                         61,700              46,800              37,400
Money Market Portfolio                              15,700              12,200              14,400


---------------


 * Each Portfolio began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Trust's Board of Trustees or (ii) by a vote of a majority of the Trust's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

     Each Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that a Portfolio may spend a portion of the average daily net assets attributable to its Class II Shares in connection with distribution of such class of shares and in connection with the provision of ongoing services to shareholders of such class. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements with parties that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Portfolio, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust setting forth separately by Portfolio all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to

Class II Shares of a Portfolio without approval by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to Class II Shares of a Portfolio at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio.

     For the Class II Shares of a Portfolio, in any given year in which the Plans are in effect, the Plans generally provide for such Portfolio to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual distribution and service expenses incurred that year, plus any actual distribution and service expenses from prior years that are still unpaid by such Portfolio for such class of shares or (ii) the applicable plan fees for such class of shares at the rates specified in such Portfolio's Prospectus. Except as may be mandated by applicable law, the Portfolio does not impose any limit with respect to the number of years into the future that such unreimbursed actual expenses may be carried forward. These unreimbursed actual expenses may or may not be recovered through plan fees in future years. If the Plans are terminated or not continued, the Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Portfolio.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates and certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, providing the Portfolios and other Van Kampen Funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Portfolios and other Van Kampen Funds on the Intermediaries' preferred or recommended fund list, granting the Distributor access to the Intermediaries' financial advisors and consultants, providing assistance in training and educating the Intermediaries' personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Portfolios and/or some or all other Van Kampen funds), amount of assets invested by the Intermediaries' customers (which could include current or aged assets of the Portfolios and/or some or all other Van Kampen funds), the Intermediaries' advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include an ongoing annual fee in an amount up to 0.35% of the value of each Portfolio's shares held in the Intermediaries' accounts. You should review carefully any disclosure by your Intermediaries as to their compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by the Intermediaries may provide the Intermediaries and their representatives or employees, with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

                                 TRANSFER AGENT

     The Trust's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Trust and are approved by the Trust's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios' investments, the policies and practices in this regard are subject to review by the Trust's Board of Trustees.

     Transactions in debt securities generally made by the Portfolios are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Portfolios.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Portfolios may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Portfolios or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Portfolios will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Portfolios paid no commissions to affiliated brokers during the last three fiscal years. The Portfolios paid the following commissions to brokers during the fiscal years shown:


                                                                  AFFILIATED BROKERS
                                                        --------------------------------------
                                                        MORGAN STANLEY & CO.
                  Commissions Paid:                     --------------------
Fiscal year ended December 31, 2005...................  $  9,587 (Aggressive Growth Portfolio)
                                                        $  6,504 (Comstock Portfolio)
                                                        $114,192 (Emerging Growth Portfolio)
                                                        $  1,368 (Enterprise Portfolio)
                                                        $  1,607 (Growth and Income Portfolio)
Fiscal year ended December 31, 2004...................  $  4,573 (Aggressive Growth Portfolio)
                                                        $ 22,537 (Comstock Portfolio)
                                                        $213,660 (Emerging Growth Portfolio)
                                                        $ 42,089 (Enterprise Portfolio)
                                                        $ 22,371 (Growth and Income Portfolio)
Fiscal year ended December 31, 2003...................  $    319 (Aggressive Growth Portfolio)
                                                        $ 29,365 (Comstock Portfolio)
                                                        $ 29,530 (Emerging Growth Portfolio)
                                                        $ 18,605 (Enterprise Portfolio)
                                                        $ 24,692 (Growth and Income Portfolio)
Fiscal Year 2005 Percentages:
  Commissions with affiliate to total commissions.....   7.20%   (Aggressive Growth Portfolio)
                                                         0.35%   (Comstock Portfolio)
                                                        12.62%   (Emerging Growth Portfolio)
                                                         1.95%   (Enterprise Portfolio)
                                                         0.14%   (Growth and Income Portfolio)
  Value of brokerage transactions with affiliate to
     total transactions...............................   1.52%   (Aggressive Growth Portfolio)
                                                         0.01%   (Comstock Portfolio)
                                                         1.39%   (Emerging Growth Portfolio)
                                                         0.35%   (Enterprise Portfolio)
                                                         0.00%   (Growth and Income Portfolio)

     The following table summarizes for each Portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.


                             AGGRESSIVE                        EMERGING                                   GROWTH AND      MONEY
                               GROWTH         COMSTOCK          GROWTH        ENTERPRISE    GOVERNMENT      INCOME       MARKET
                              PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                             -----------   --------------   --------------   ------------   ----------   ------------   ---------
Fiscal Year Ended
  December 31, 2005
---------------------------
  Total brokerage
    commissions              $   133,233   $    1,866,339   $      904,596   $     70,276    $15,043     $  1,129,179      $--
  Commissions for research
    services                 $   115,062   $    1,366,804   $      773,403   $     15,311    $    --     $    837,798      $--
  Value of research
    transactions             $89,510,903   $1,115,941,502   $  709,635,075   $ 11,394,988    $    --     $700,607,355      $--


Fiscal Year Ended
  December 31, 2004
---------------------------
  Total brokerage
    commissions              $   106,356   $    1,347,649   $    1,809,007   $    502,651    $ 6,790     $  1,184,008      $--
  Commissions for research
    services                 $    95,091   $    1,142,743   $    1,697,140   $    442,656    $    --     $    949,080      $--
  Value of research
    transactions             $66,569,196   $  865,458,596   $1,399,468,891   $358,853,718    $    --     $703,069,003      $--


Fiscal Year Ended
  December 31, 2003
---------------------------
  Total brokerage
    commissions              $    23,975   $    1,059,695   $    1,919,435   $    585,694    $ 7,633     $    986,643      $--
  Commissions for research
    services                 $    20,737   $      901,515   $    1,809,355   $    529,003    $    --     $    774,350      $--
  Value of research
    transactions             $12,250,993   $  468,730,211   $1,194,546,298   $332,625,077    $    --     $501,110,516      $--


                   MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The Money Market Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Money Market Portfolio's investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Money Market Portfolio would receive if it sold the instrument.

     The Money Market Portfolio has established procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as the Board of Trustees deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from net asset value per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Board of Trustees is required to promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the Money Market Portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

                       PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Portfolios generally is limited to the Accounts as explained in the Portfolios' Prospectuses. Such shares are sold and redeemed at their respective net asset values as described in the Portfolios' Prospectuses.

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

                                   TAX STATUS

FEDERAL INCOME TAXATION OF THE PORTFOLIOS


     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. The Portfolios each intend to qualify to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Portfolio intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Portfolio will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.


     To avoid a nondeductible 4% excise tax, each Portfolio will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Portfolio will be treated as having been distributed.


     If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. Furthermore, any segregated asset account that holds shares of the Portfolio will not satisfy the diversification requirements of Section 817(h) of the Code, and as a result any contract supported by that segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes and an owner of such a contract would be taxed currently on the income credited to the contract.

     Some of the Portfolios' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of such Portfolio as a regulated investment company.


     Investments of a Portfolio in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Portfolio generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Portfolio may have to dispose of securities that it would otherwise have continued to hold.


PASSIVE FOREIGN INVESTMENT COMPANIES

     Some of the Portfolios may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause such Portfolios to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Portfolio's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Portfolio's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Portfolio's net capital gains designated as capital gain dividends, if any, are treated by shareholders as long-term capital gains regardless of the length of time shares of such Portfolio have been held by such shareholders. Distributions in excess of the Portfolio's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

     Shareholders receiving distributions in the form of additional shares issued by a Portfolio will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Portfolio may be eligible for the corporate dividends received deduction if such Portfolio receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Portfolio and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be "spilled back" and treated as paid by the Portfolio (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


     Income from investments in foreign securities received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Portfolio may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Portfolio meets certain holding period requirements, the Portfolio will be eligible to file, and may file, an election with the Internal Revenue Service pursuant to which shareholders of such Portfolio will be required (i) to include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct its pro rata portion of such foreign taxes in computing its taxable income or to credit them against its U.S. federal income taxes. Each shareholder of a Portfolio that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Portfolio will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.


     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Portfolio's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Portfolio's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Portfolio may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's adjusted tax basis in Portfolio shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

GENERAL

     The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to assets held by segregated asset accounts of life insurance companies to fund life insurance or variable annuity contracts. These rules provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from account assets to the extent such income has been reflected in the value of the supported contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders.

     The federal income tax discussions set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO PERFORMANCE


     The average annual total return for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objective(s) and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the Trust's fiscal year ended December 31, 2005. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's Prospectus. If expenses at the contract level had been included, the returns shown would be lower. Total return is calculated and shown separately for each class of shares offered by each Portfolio.


CLASS I SHARES


                                                                               AVERAGE ANNUAL
                                                             AVERAGE ANNUAL     TOTAL RETURN         CUMULATIVE
                                                              TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                         TOTAL RETURN FOR    FOR FIVE YEAR     PERIOD OR SINCE      TOTAL RETURN
                                         ONE YEAR PERIOD         PERIOD           INCEPTION       SINCE INCEPTION
                                         ----------------    --------------    ---------------    ----------------
Comstock Portfolio
  commencement date 4/30/99..........          4.37%              4.86%             6.84%              55.47%
Emerging Growth Portfolio
  commencement date 07/03/95.........          7.93%             -7.41%             9.21%             182.73%
Enterprise Portfolio
  commencement date 04/07/86.........          8.15%             -4.44%             5.72%             334.80%
Government Portfolio
  commencement date 04/07/86.........          3.54%              5.16%             5.44%             239.58%
Growth and Income Portfolio
  commencement date 12/23/96.........          9.99%              5.34%            11.10%             158.41%
Money Market Portfolio
  commencement date 04/07/86.........          2.68%              1.78%             3.43%             140.76%

CLASS II SHARES


                                                                               AVERAGE ANNUAL
                                                             AVERAGE ANNUAL     TOTAL RETURN         CUMULATIVE
                                                              TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                         TOTAL RETURN FOR    FOR FIVE YEAR     PERIOD OR SINCE      TOTAL RETURN
                                         ONE YEAR PERIOD         PERIOD           INCEPTION       SINCE INCEPTION
                                         ----------------    --------------    ---------------    ----------------
Aggressive Growth Portfolio
  commencement date 9/25/00..........         11.11%             -5.90%            -10.72%*           -44.97%
Comstock Portfolio
  commencement date 9/18/00..........          4.11%              4.60%              7.50%*            46.56%
Emerging Growth Portfolio
  commencement date 9/18/00..........          7.64%             -7.64%            -11.60%*           -47.88%
Enterprise Portfolio
  commencement date 7/24/00..........          7.88%             -4.68%             -8.23%*           -37.31%
Government Portfolio
  commencement date 12/15/00.........          3.28%              4.91%              4.93%*            27.49%
Growth and Income Portfolio
  commencement date 9/18/00..........          9.72%              5.07%              5.76%*            34.46%
Money Market Portfolio
  commencement date 12/15/00.........          2.43%              1.53%              1.57%*             8.16%


------------------------------------
 * Denotes since inception.

     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's prospectus. Investors should also review total return calculations that include those expenses.

     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio's total return will vary depending on market conditions, the securities comprising the Portfolio's investment holdings, the Portfolio's operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Portfolio.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.

     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level as expanded in the prospectus. Investors should also review yield calculations that include those expenses.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.

     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

     From time to time, certain Portfolios may include in sales literature and shareholder reports a quotation of the current "distribution rate" for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.

     From time to time, a Portfolio's marketing materials may include an update from the portfolio manager or the Adviser, and a discussion of general economic conditions and outlooks. A Portfolio's marketing materials may also show the Portfolio's asset class diversification, top sectors, largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, alternative minimum tax exposure and number of issues in the Portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolios of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds.

The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Portfolios will also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.


     The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Trust's Annual Report and Semiannual Report contain additional performance information about each of the Trust's Portfolios. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Trust at the telephone number or address printed on the cover of this Statement of Additional Information.

                    MONEY MARKET PORTFOLIO YIELD INFORMATION

     The yield of the Money Market Portfolio is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Trust's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning a Portfolio's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by a Portfolio and the Adviser to a Portfolio's shareholders. The Trust and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of a Portfolio. The Trust's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.


     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Trust's public web site. On its public web site, the Trust currently makes available:


     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.


     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days (other than with respect to the Money Market Portfolio).



     A Portfolio provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.


     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both a Portfolio's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, a Portfolio may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or a Portfolio and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Portfolio non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Portfolio or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to a Portfolio's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for a Portfolio. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.


     Shareholders In-Kind Distributions. A Portfolio's shareholders may, in some circumstances, elect to redeem their shares of a Portfolio in exchange for their pro rata share of the securities held by a Portfolio. In such circumstances, pursuant to the Policy, such Portfolio shareholders may receive a complete listing of the portfolio holdings of a Portfolio up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     Attribution Analyses. Pursuant to the Policy, a Portfolio may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, a Portfolio may disclose portfolio holdings to transition managers, provided that a Portfolio has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, a Portfolio or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and a Portfolio's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of a Portfolio on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of a Portfolio and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Portfolio shareholders; and

     - monitor potential conflicts of interest between Portfolio shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of a Portfolio, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

     The PHRC will regularly report to the Board of Trustees on a Portfolio's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or a Portfolio have entered into ongoing arrangements to make available public and/or non-public information about the Portfolio's portfolio holdings. A Portfolio currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)..............  Full portfolio          Daily basis                      (2)
                             holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting agent) (*)........  Full portfolio          Twice a month                    (2)
                             holdings
FT Interactive Data Pricing
  Service Provider (*).....  Full portfolio          As needed                        (2)
                             holdings
Van Kampen Investor
  Services, Inc. (*).......  Full portfolio          As needed                        (2)
                             holdings
David Hall (*).............  Full portfolio          On a semi-annual and             (3)
                             holdings                annual fiscal basis
Windawi (*)................  Full portfolio          On a semi-annual and             (3)
                             holdings                annual fiscal basis

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
FUND RATING AGENCIES
Lipper (*).................  Full portfolio          Monthly and            Approximately 1 day
                             holdings                Quarterly basis        after previous month end
                                                                            and approximately 30
                                                                            days after quarter end,
                                                                            respectively
Morningstar (**)...........  Full portfolio          Quarterly basis        Approximately 30 days
                             holdings                                       after quarter end
Standard & Poor's (*)......  Full portfolio          Monthly                As of previous month
                             holdings                                       end, respectively
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*).....  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Bloomberg (**).............  Full portfolio          Quarterly basis        Approximately 30 days
                             holdings                                       after quarter end
Callan Associates (*)......  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively (6)
Cambridge Associates (*)...  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
CTC Consulting, Inc.
  (**).....................  Top Ten and Full        Quarterly basis        Approximately 15 days
                             portfolio holdings                             after quarter end and
                                                                            approximately 30 days
                                                                            after quarter end,
                                                                            respectively
Evaluation Associates
  (*)......................  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively(6)
Fund Evaluation Group
  (**).....................  Top Ten portfolio       Quarterly basis        At least 15 days after
                             holdings (4)                                   quarter end
Jeffrey Slocum & Associates
  (*)......................  Full portfolio          Quarterly basis (6)    Approximately 10-12 days
                             holdings (5)                                   after quarter end
Hammond Associates (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Hartland & Co. (**)........  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Hewitt Associates (*)......  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively (6)
Merrill Lynch (*)..........  Full portfolio          Monthly basis          Approximately 1 day
                             holdings                                       after previous month end
Mobius (**)................  Top Ten portfolio       Monthly basis          At least 15 days after
                             holdings (4)                                   month end
Nelsons (**)...............  Top Ten holdings (4)    Quarterly basis        At least 15 days after
                                                                            quarter end
Prime Buchholz &
  Associates, Inc. (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
PSN (**)...................  Top Ten holdings (4)    Quarterly basis        At least 15 days after
                                                                            quarter end
PFM Asset Management LLC
  (*)......................  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**)......  Top Ten and Full        Monthly and            At least 15 days after
                             portfolio holdings      quarterly basis        month end and at least
                                                                            30 days after quarter
                                                                            end, respectively
Stratford Advisory Group,
  Inc. (*).................  Top Ten portfolio       Quarterly basis (6)    Approximately 10-12 days
                             holdings (7)                                   after quarter end
Thompson Financial (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Watershed Investment
  Consultants, Inc. (*)....  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Yanni Partners (**)........  Top Ten portfolio       Quarterly basis        At least 15 days after
                             holdings (4)                                   quarter end

------------------------------------

 (*) This entity has agreed to maintain Portfolio non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.


 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).


 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.


     In addition, the following insurance companies, which are deemed service providers to the Portfolios, receive Top Ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: TransAmerica Life Insurance Company, First SunAmerica Life Insurance Co., SunAmerica Life Insurance Company, Allianz Life Insurance Company of North America, Preferred Life Insurance Company of New York, Hanover Insurance Group, Inc., Allstate Life Insurance Co., Allstate Life Insurance Co. of New York, Lincoln Benefit Life Company, American Enterprise Life Ins. Co, American Centurian Life Insurance Company, IDS Life Insurance Company, American General Life Insurance Co., U.S. Life Insurance Co. of NY, American General Life Insurance Co. of NY, American General Annuity Insurance Co., Columbus Life Insurance Co., Fidelity Security Life Insurance Co., Great-West Life & Annuity Insurance Company and Charles Schwab & Co, Inc., First Great-West Life & Annuity Insurance Company and Charles Schwab & Co., Inc., Security Benefit Life Insurance Company, First Security Benefit Life Insurance and Annuity

Company of New York, Genworth Life and Annuity Insurance Company, The Guardian Insurance & Annuity Co., Inc., Hartford Life Insurance Co. & Hartford Life & Annuity Insurance Co., American Life Insurance Co. of NY, Integrity Life Insurance Company, Merrill Lynch Life Insurance Co., Merrill Lynch Life Ins. Co. of New York, MetLife Insurance Co., First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, Metropolitan Life Insurance Company, Midland National Life Insurance Company, Minnesota Life Insurance Co., Integrity Life Insurance Company, National Integrity Life Insurance Company, Nationwide Financial Services, Inc., Protective Life Insurance Co., Sage Life Assurance of America, Inc., Sun Life Assurance Company of Canada (U.S), Travelers Insurance Company and Travelers Life and Annuity Company, CitiCorp Life Insurance Co., First CitiCorp Life Insurance Co. The portfolios do not have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.



     A Portfolio may also provide Portfolio portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Portfolios or the Adviser. These persons currently are: (i) the Portfolios' independent registered public accounting firm (as of a Portfolio's fiscal year end and on an as needed basis), (ii) counsel to a Portfolio (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).


CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Portfolios and are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians. The custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. The custodian also provides accounting services to the Portfolios.


SHAREHOLDER REPORTS

     Semiannual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by an independent registered public accounting firm.


PROXY VOTING POLICY AND PROXY VOTING RECORD



     The Board of Trustees believes that the voting of proxies on securities held by a Portfolio is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Proxy Policy").



     The Adviser uses its best efforts to vote proxies on securities held in a Portfolio as part of its authority to manage, acquire and dispose of Portfolio assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser generally will vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:



     - Generally, routine proposals will be voted in support of management.


     - With regard to the election of trustees/directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.


     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).



     - The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.)
       (notwithstanding management support).


     - The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.


     - The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).



     - The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)



     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.


While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to a Portfolio of voting such proxies.


     Conflicts of Interest. If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that special committee will have sole discretion to cast a vote.



     Third Parties. To assist in its responsibility for voting proxies, the Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

     Further Information. A copy of the Proxy Policy, as well as the Trust's most recent proxy voting record filed with the SEC, are available without charge on our web site at www.vankampen.com. The Trust's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Trust performs an annual audit of the financial statements of each Portfolio. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive Chicago, Illinois 60606, to be the independent registered public accounting firm for each Portfolio.

LEGAL COUNSEL

     Counsel to the Portfolio is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated December 31, 2005. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Fund's filing on Form N-CSR as filed with the SEC on February 28, 2006 and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS



     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



LONG-TERM ISSUE CREDIT RATINGS



     Issue credit ratings are based in varying degrees on the following considerations:



     - Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



     - Nature of and provisions of the obligation: and



     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE



     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



     C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



     C: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



     P: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



     *: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



     R: The 'r' highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.



SHORT-TERM ISSUE CREDIT RATINGS



     A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



     A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS: Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



LONG-TERM OBLIGATION RATINGS



     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.



MOODY'S LONG-TERM RATING DEFINITIONS:



     AAA: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.



     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.



     BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.



     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



     B: Obligations rated B are considered speculative and are subject to high credit risk.



     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.



     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.



     NOTE: Moody's appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



MEDIUM-TERM NOTE RATINGS



     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.



     - Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);



     - Notes allowing for negative coupons, or negative principal;



     - Notes containing any provision that could obligate the investor to make any additional payments.



     - Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.



     For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.



     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.



SHORT-TERM RATINGS



     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.



     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:



                                      P-1



     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



                                      P-2



     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



                                      P-3



     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.



                                       NP



     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



     NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                           PART C. OTHER INFORMATION


ITEM 23. EXHIBITS.



(a)  (1)       First Amended and Restated Agreement and Declaration of
               Trust(20)
     (2)       Certificate of Amendment(20)
     (3)       Second Certificate of Amendment(26)
     (4)       Third Amended and Restated Certificate of Designation of
               Enterprise Portfolio(29)
     (5)       Second Amended and Restated Certificate of Designation of
               Emerging Growth Portfolio(29)
     (6)       Second Amended and Restated Certificate of Designation of
               Government Portfolio(29)
     (7)       Second Amended and Restated Certificate of Designation of
               Money Market Portfolio(29)
     (8)       Second Amended and Restated Certificate of Designation of
               Growth and Income Portfolio(29)
     (9)       First Amended and Restated Certificate of Designation of
               Comstock Portfolio(29)
    (10)       Certificate of Designation of Aggressive Growth
               Portfolio(31)
(b)            Amended and Restated Bylaws(20)
(c)            Not applicable
(d)  (1) (i)   Investment Advisory Agreement for Enterprise Portfolio,
               Government Portfolio and Money Market Portfolio(24)
         (ii)  Amendment Number One to the Investment Advisory Agreement
               for Money Market Portfolio(39)
     (2) (i)   Investment Advisory Agreement for Emerging Growth
               Portfolio(24)
         (ii)  Amendment One to the Investment Advisory Agreement for
               Emerging Growth Portfolio(29)
     (3)       Investment Advisory Agreement for Growth and Income
               Portfolio(24)
     (4)       Investment Advisory Agreement for Comstock Portfolio(25)
     (5)       Investment Advisory Agreement for Aggressive Growth
               Portfolio(31)
(e)  (1)       Form of Distribution and Service Agreement for each
               Portfolio(31)
     (2)       Form of Participation Agreement(29)
(f)  (1)       Form of Trustee Deferred Compensation Plan(*)
     (2)       Form of Trustee Retirement Plan(*)
(g)  (1) (a)   Custodian Contract(22)
         (b)   Amendment dated May 24, 2001 to Custodian Contract(35)
         (c)   Amendment dated October 3, 2005 to Custodian Contract+
     (2)       Transfer Agency and Service Agreement(25)
(h)  (1)       Data Access Services Agreement(22)
     (2) (a)   Fund Accounting Agreement(25)
         (b)   Amendments to Fund Accounting Agreement(25),(31),(36)
     (3)       Amended and Restated Legal Services Agreement for Aggressive
               Growth Portfolio(36)
(i)  (1)       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
               (Illinois) for each of: Emerging Growth Portfolio,
               Enterprise Portfolio, Government Portfolio, Growth and
               Income Portfolio, and Money Market Portfolio(22)
     (2)       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
               (Illinois) for Comstock Portfolio(25)
     (3)       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
               (Illinois) for Aggressive Growth Portfolio(31)
     (4)       Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
(j)  (1)       Consent of Ernst & Young LLP+
(k)            Not applicable

(l)  (1)       Investment Letter dated April 4, 1986 for the Government
               Portfolio, Enterprise Portfolio and Money Market
               Portfolio(27)
     (2)       Investment Letter dated July 3, 1995 for the Emerging Growth
               Portfolio(21)
(m)  (1)       Plan of Distribution Pursuant to Rule 12b-1(31)
     (2)       Form of Amended and Restated Service Plan(36)
(n)            Multi-class Plan for Van Kampen Life Investment Trust(36)
(p)  (1)       Code of Ethics of the Investment Adviser and Distributor(37)
     (2)       Code of Ethics of the Portfolios(34)
(q)            Power of Attorney+
(z)  (1)       List of certain investment companies in response to Item
               27(a)+
     (2)       List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+

---------------
(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.

(21) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 6, 1996.

(22) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1997.

(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1998.

(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed May 19, 1998.

(26) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 1, 1999.

(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1999.

(29) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 27, 2000.

(31) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed September 13, 2000.

(34) Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 18, 2001.

(35) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 19, 2002.

(36) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 14, 2003.

(37) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed May 1, 2004.


(39) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 13, 2005.



 (*) Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of Van Kampen Harbor Fund, File Number 2-12685, filed April 29, 1999.


  +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the statement of additional information.


ITEM 25. INDEMNIFICATION.


     Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of
(i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the prospectus and "Trustees and Officers" and "Investment Advisory Agreement," "Other Agreements" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669)filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated herein.

     (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or Exhibit
(z)(2), none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended and the rules thereunder to be maintained (i) by Registrant will be maintained at its offices located at 1 Parkway Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and
(iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.


     Not applicable.


ITEM 30. UNDERTAKINGS.


     Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN LIFE INVESTMENT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York and State of New York, on the 13(th) day of April, 2006.


                                      VAN KAMPEN LIFE INVESTMENT TRUST


                                      By         /s/ AMY R. DOBERMAN

                                        ----------------------------------------

                                            Amy R. Doberman, Vice President



     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on April 13, 2006 by the following persons in the capacities indicated:



                     SIGNATURES                                      TITLES
                     ----------                                      ------
Principal Executive Officer:
               /s/ RONALD E. ROBISON*                  President and Principal Executive
-----------------------------------------------------    Officer
                  Ronald E. Robison

Principal Financial Officer:

                /s/ PHILLIP G. GOFF*                   Chief Financial Officer
-----------------------------------------------------    and Treasurer
                   Phillip G. Goff

Trustees:

                 /s/ DAVID C. ARCH*                    Trustee
-----------------------------------------------------
                    David C. Arch

                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate

                  /s/ ROD DAMMEYER*                    Trustee
-----------------------------------------------------
                    Rod Dammeyer

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ HOWARD J KERR*                    Trustee
-----------------------------------------------------
                    Howard J Kerr

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

              /s/ HUGO F. SONNENSCHEIN*                Trustee
-----------------------------------------------------
                Hugo F. Sonnenschein

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

* Signed by Amy R. Doberman pursuant to a power of attorney filed herewith.

                 /s/ AMY R. DOBERMAN
-----------------------------------------------------
                   Amy R. Doberman
                  Attorney-in-Fact



                                                                  April 13, 2006

                              SCHEDULE OF EXHIBITS


     ITEM NO.    DESCRIPTION
     --------    -----------
    (g)(1)(c)    Amendment dated October 3, 2005 to custodian contract
    (i)(4)       Consent of Skadden, Arps, Slate, Meagher & Flom LLP
    (j)          Consent of Ernst & Young LLP
    (q)          Power of Attorney
    (z)(1)       List of certain investment companies in response to Item
                 27(a)
       (2)       List of officers and directors of Van Kampen Funds, Inc. in response to Item 27(b)